EXHIBIT 4.10

                       ISSUING AND PAYING AGENCY AGREEMENT
                                MEDIUM-TERM NOTES

        THIS ISSUING AND PAYING AGENCY AGREEMENT, dated as of March 30, 1992 (the "Agreement"), between TRANSOK, INC., a corporation organized under the laws of the State of Oklahoma (the "Company"), and CENTRAL AND SOUTH WEST SERVICES, INC., a corporation organized and existing under the laws of the State of Texas, as issuing and paying agent (the "Issuing and Paying Agent", which term shall also refer to any duly appointed successor thereto);

                                   WITNESSETH:

        SECTION 1. APPOINTMENT OF ISSUING AND PAYING AGENT. The Company proposes to issue and sell its medium-term notes having maturities of 9 months to 30 years from their dates of issue (the "Medium-Term Notes" or the "Notes" or, where referred to individually, the "Note") and has appointed Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, The First Boston Corporation and Smith Barney, Harris Upham & Co. Incorporated as the placement agents and any additional placement agent appointed by the Company in accordance with the terms and conditions of the Private Placement Agreement, dated March 30, 1992, among the Company and said placement agents (each, a "Placement Agent" and collectively, the "Placement Agents") for the Notes. The Company hereby appoints and authorizes the Issuing and Paying Agent to act, on the terms and conditions specified herein, as issuing and paying agent for the Notes, and the Issuing and Paying Agent hereby accepts such appointment.

        SECTION 2. MEDIUM-TERM NOTE FORMS; SIGNATURE. The Company will from time to time furnish the Issuing and Paying Agent with an adequate supply of registered Notes, without coupons, serially numbered, which will have the following information left blank:

        (i) in the case of Notes which will bear fixed rates of interest (each, a "Fixed Rate Note" and collectively, "Fixed Rate Notes"), the interest rate;

        (ii) in the case of Notes which will bear rates of interest that are subject to adjustment from time to time (each, a "Floating Rate Note" and collectively, "Floating Rate Notes"), the interest rate basis or interest rate bases, initial interest rate, spread, if any, spread multiplier, if any, initial interest reset date, interest reset dates, interest reset period, index maturity, maximum and minimum interest rates, if any, interest payment period and the calculation agent (if other than the Issuing and Paying Agent); and

        (iii) in each case, the name and address of the Registered Holder (as hereinafter defined), the principal amount, original issue date, stated maturity date, interest payment dates, initial redemption date, if any, initial redemption percentage, if any, annual redemption percentage reduction, if any, holder's optional repayment date(s), if any, such other terms as may be set forth in the applicable Note and such other applicable terms as may be specified with respect to such Note in accordance with the Privately-Placed Medium-Term

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               Notes Administrative Procedures for Fixed Rate and Floating Rate
               Notes (the "Administrative Procedures") (a copy of which is attached hereto as Exhibit A).

        Each Floating Rate Note will bear interest at a rate determined by reference to the interest rate basis or interest rate bases, which may be adjusted by a spread and/or multiplied by a spread multiplier. Each Floating Rate Note will designate the applicable interest rate basis or interest rate bases and any related spread and/or spread multiplier, if any. Each such interest rate basis or interest rate bases shall be calculated by the Issuing and Paying Agent, as calculation agent (in such capacity, the "Calculation Agent"). The interest rate borne by any particular Note may vary as against the interest rate borne by any other Note. Any such variation in the interest rate with respect to a particular Note shall not affect the interest rate borne by any other Note issued hereunder. Each Note will be signed manually or by facsimile by an Authorized Representative (as hereinafter defined).

        The Notes (i) will be substantially in the forms of Exhibit B hereto (in the case of Fixed Rate Notes), Exhibit C hereto (in the case of Floating Rate Notes) or such additional forms as may hereinafter be designated by the Company,
(ii) will have maturities of 9 months to 30 years from their respective dates of issue and (iii) will be issued in the respective order of the serial numbers imprinted thereon in denominations of $150,000 and any larger denominations in integral multiples of $1,000. The Issuing and Paying Agent will acknowledge receipt of the Notes delivered to it and hold such blank Notes in safekeeping.

        SECTION 3. AUTHORIZED REPRESENTATIVES AND INSTRUCTING REPRESENTATIVES. From time to time the Company will furnish the Issuing and Paying Agent with a certificate of the Company, in the form attached hereto as EXHIBIT D, certifying the authority and specimen signatures of officers or agents authorized to (x) execute the Notes on behalf of the Company by manual or facsimile signature and give instructions and notices on behalf of the Company to the Issuing and Paying Agent (each such officer or agent, an "Authorized Representative") and (y) designate in writing certain representatives or agents of the Company (each such representative, an "Instructing Representative") authorized to give instructions and notices on behalf of the Company to the Issuing and Paying Agent. Until the Issuing and Paying Agent receives a subsequent incumbency certificate substantially in the form of Exhibit D, the Issuing and Paying Agent shall be entitled to rely on the last such certificate delivered to it for purposes of determining who is an Authorized Representative and an Instructing Representative.

        The Issuing and Paying Agent shall have no responsibility to the Company to determine (i) by whom or by what means a facsimile signature may have been affixed on the Notes or (ii) whether any facsimile or manual signature is genuine, if such facsimile or manual signature resembles the specimen signatures filed with the Issuing and Paying Agent by duly authorized officers of the Company.

        Any Note bearing the manual or facsimile signature of a person who is an Authorized Representative on the date such signature is affixed shall bind the Company after the completion

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thereof by the Issuing and Paying Agent, notwithstanding that such person shall have ceased to be an officer or agent of the Company on the date such Note is countersigned and delivered by the Issuing and Paying Agent.

        SECTION 4. ISSUANCE INSTRUCTIONS, COMPLETION, AUTHENTICATION AND DELIVERY OF NOTES. (a) Not later than 1:00 p.m., New York City time on the second Business Day (as defined in Section 7 hereof) next preceding the Business Day on which any Note is to be delivered (the "Settlement Date") written instructions with respect to the preparation and delivery of such Note shall be given by the Company, to the Issuing and Paying Agent signed by an Authorized Representative or Instructing Representative. Such instructions, with respect to the Notes, shall include:

        (i) Exact name of the person in whose name a Note is to be registered (after such registration such person referred to herein as the "Registered Holder", such term to include any subsequent transferee of such Note once such transfer is reflected in the Note Register (as defined below));

        (ii)   Exact address of the Registered Holder;

        (iii) Exact address of the Registered Holder for interest payments (including the location and account number of any bank account designated by the Registered Holder to receive payments) if different from (ii) above;

        (iv) Taxpayer identification number of the Registered Holder, if applicable;

        (v)    Principal amount of such Note;

        (vi)   Trade date;

        (vii)  Settlement date (original issue date);

        (viii) Interest payment dates;

        (ix)   Stated maturity date;

        (x)    (a)    Fixed Rate Notes: interest rate;

               (b)    Floating Rate Notes:

                      (1)    interest rate basis or interest rate bases;

                      (2)    initial interest rate;

                      (3)    spread and/or spread multiplier, if any;

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                      (4)    initial interest reset date;

                      (5)    interest reset dates;

                      (6)    interest reset period;

                      (7)    interest payment period;

                      (8)    index maturity;

                      (9)    maximum and minimum interest rate, if any;

                      (10) calculation agent (if other than the Issuing and Paying Agent);

        (xi)   Initial redemption date, if any;

        (xii)  Initial redemption percentage, if any;

        (xiii) Annual redemption percentage reduction, if any;

        (xiv)  Holder's optional repayment date(s), if any;

        (xv)   Other terms, if any;

        (xvi)  Proceeds, net of commission; and

        (xvii) Delivery instructions, if different from Settlement Procedures F through J as set forth in the Administrative Procedures.

        (b) Upon receipt of the information set forth in subsection (a) above, the Issuing and Paying Agent will confirm to the treasury department of Central and South West Services, Inc. and the Company (in writing) the aggregate principal amount of the Notes issued hereunder and outstanding as of such date after giving effect to such transaction and to all other transactions of which the Company through an Authorized Representative or Instructing Representative has given instructions to the Issuing and Paying Agent but which have not yet been settled.

        (c) Upon receipt of such instructions, the Issuing and Paying Agent shall:

        (i) complete each Note with the information specified in Section 4(a) above, as applicable;

        (ii) record each Note in the Note Register (as defined in Section 14 hereof);

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        (iii)  cause each Note to be countersigned manually by any one of the officers or employees of the Issuing and Paying Agent duly authorized for such purpose;

        (iv) send (via telecopy) a copy of the completed Note to the relevant Placement Agent's clearing operation ("Clearing") and obtain approval of the Note by Clearing in accordance with Settlement Procedures C and D set forth in the Administrative Procedures;

        (v) deliver the original of each Note to the relevant Placement Agent by overnight courier to be received by the Placement Agent on the Business Day prior to the Settlement Date; and

        (vi) retain one copy of each Note for its records and send a copy of each such Note to the Company and the relevant Placement Agent.

        (d) In the event any Note delivered to a Placement Agent is determined by such Placement Agent to be unacceptable for delivery to the customer, the Issuing and Paying Agent will follow the procedures contained in Settlement Procedures H and I set forth in the Administrative Procedures.

        SECTION 5. RELIANCE ON INSTRUCTIONS. Telephone instructions given by an Authorized Representative or an Instructing Representative to the Issuing and Paying Agent may be electronically voice-recorded by the Issuing and Paying Agent and such recording is hereby consented to. Should any discrepancy develop between telephonic instructions and the facsimile confirmation thereof, the Issuing and Paying Agent shall promptly clarify such discrepancy with the Company. However, if the Issuing and Paying Agent is unable to contact the Company, the facsimile instructions will be deemed the controlling and proper instructions. The Issuing and Paying Agent shall incur no liability to the Company in acting hereunder upon telephonic or other instructions provided for herein which the Issuing and Paying Agent reasonably believed in good faith to have been given by an Authorized Representative or Instructing Representative in writing to the Issuing and Paying Agent as a person authorized to give such instructions hereunder.

        SECTION 6. PROCEEDS OF SALE OF NOTES. (a) Proceeds in payment for the Notes will generally be paid directly to the Company. If, however, any such proceeds are paid to the Issuing and Paying Agent, the Issuing and Paying Agent shall wire transfer, or otherwise pay to the Company, immediately available funds in accordance with the instructions provided in Section 6(b) hereof. From time to time, upon receipt of instructions given in the manner contemplated by
Section 4 hereof, proceeds from the sale of Notes may be used in payment of other Notes at maturity or be transferred for credit to the account of the Company at another bank.

        (b) All proceeds received by the Issuing and Paying Agent in payment for the Notes shall be paid to the Company by wire transfer (or otherwise) in immediately available funds in accordance

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with the following instructions, unless the Issuing and Paying Agent shall be instructed differently in writing by an Authorized Representative or Instructing
Representative:

        Bank Name and Address:      Mellon Bank, N.A.
                                    One Mellon Bank Plaza
                                    Pittsburgh, PA 15258-0001

        Account Name:               Central and South West Corporation
        Account Number:             138-9943
        ABA Routing Number:         043000261

        SECTION 7. PAYMENT OF INTEREST. Interest payments will be made, in the case of a Fixed Rate Note, on each March 1 and September 1 (unless otherwise specified on the face of such Fixed Rate Note) and, in the case of a Floating Rate Note, on the dates specified on the face of such Floating Rate Note (in each case, the "Interest Payment Dates"), and in each case, on the date of redemption or repayment, if any, and at maturity. If any Interest Payment Date, maturity date or date of redemption or repayment of a Fixed Rate Note falls on a day that is not a Business Day, the related payment of principal, premium, if any, or interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, maturity date or date of redemption or repayment, as the case may be. If any Interest Payment Date (other than a maturity date or date of redemption or repayment) of any Floating Rate Note is originally scheduled to occur on a day that is not a Business Day, such Interest Payment Date shall instead be the next day that is a Business Day except that in the case of a Floating Rate Note as to which LIBOR is the applicable interest rate basis, if such Business Day falls in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. If any maturity date or date of redemption or repayment of any Floating Rate Note falls on a day that is not a Business Day, the related payment of principal, premium, if any, or interest shall be made on the next succeeding Business Day with the same force and effect as if it were made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such maturity date or date of redemption or repayment, as the case may be.

        All such interest payments (other than interest due on the date of redemption or repayment or at maturity) will be paid to the Registered Holder of such Note at the close of business on the Regular Record Date. In the case of a Fixed Rate Note, the "Regular Record Date" with respect to any March 1 or September 1 Interest Payment Date shall be February 15 or August 15 (whether or not a Business Day) as the case may be, immediately preceding such Interest Payment Date; and the "Regular Record Date" with respect to any Interest Payment Date other than March 1 or September 1 shall be the fifteenth calendar day (whether or not a Business Day) immediately preceding such Interest Payment Date. In the case of a Floating Rate Note, the "Regular Record Date" with respect to any Interest Payment Date shall be the fifteenth calendar day (whether or not a Business Day) immediately preceding such Interest Payment Date.

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        For purposes of this Agreement, the term "Business Day" means any day, other than a Saturday or Sunday or a day on which banks in The City of New York) (and, with respect to Floating Rate Notes as to which LIBOR is an applicable interest rate basis, the City of London) are generally authorized or obligated by law or executive order to close.

        Notwithstanding the foregoing, if a Note is issued between the Regular Record Date next preceding an Interest Payment Date and such Interest Payment Date, the first payment of interest on such Note will be made on the next succeeding Interest Payment Date following the next succeeding Regular Record Date, to the Registered Holder appearing in the Note Register (as hereinafter defined) on the Regular Record Date immediately succeeding such first Interest Payment Date.

        Unless otherwise provided on the face thereof, each Fixed Rate Note will accrue interest from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the original issue date until the principal amount thereof has been paid or otherwise made available for payment. Unless otherwise provided on the face thereof, each Floating Rate Note will accrue interest from, and including, the original issue date at the rate of interest borne thereby, determined from time to time as provided in the applicable Floating Rate Note, until the principal thereof is paid or otherwise made available for payment.

        Interest payments on the Floating Rate Notes shall be the amount of interest accrued from, and including, the next preceding Interest Payment Date in respect of which interest has been paid (or from, and including, the original issue date, if no interest has been paid with respect to such Floating Rate
Note) to, but excluding, the Interest Payment Date; PROVIDED, HOWEVER, that in the case of Floating Rate Notes on which the interest rate is reset daily or weekly, each interest payment shall include interest accrued from, and including, the original issue date (if no interest has been paid) or from, but excluding, the last Regular Record Date to which interest has been paid, as the case may be, through, and including, the Regular Record Date next preceding the applicable Interest Payment Date, except that the interest payments at maturity or upon earlier redemption or repayment, if applicable, will include interest accrued to, but excluding, the date of maturity or redemption or repayment, as the case may be.

        Unless otherwise provided on the face thereof, interest on Fixed Rate Notes (including payments for partial periods) will be calculated and paid on the basis of a 360-day year of twelve 30- day months. In the case of Floating Rate Notes, unless otherwise provided on the face thereof, interest will be calculated and paid on the basis of the actual number of days in the interest period divided by 360 or, if the interest rate basis designated on the face of the applicable Floating Rate Note is the "Treasury Rate", by the actual number of days in the year.

        All interest payments on any Note (other than interest due on the date of redemption or repayment, if applicable, or at maturity) will be paid by check and mailed by the Issuing and Paying Agent to the Registered Holder of such Note at its address set forth in the Note Register on the immediately preceding Regular Record Date, or at such other place as such Registered Holder shall designate to the Issuing and Paying Agent in writing PROVIDED, HOWEVER, that at the option of the

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Issuing and Paying Agent, payments of interest on a Note may be made by
Automated Clearinghouse ("ACH") transfer to a bank account designated by the Registered Holder. Notwithstanding the foregoing, upon receipt of written instructions from the Registered Holder of an aggregate principal amount of Notes in excess of $10,000,000 having the same Interest Payment Date not less than fifteen (15) calendar days prior to such Interest Payment Date, the Issuing and Paying Agent will make such interest payment by the transfer of immediately available funds to such account at a bank the Registered Holder of such Notes shall have designated; PROVIDED, that such bank has appropriate facilities therefor. If required by applicable law or requested by the Company, the Issuing and Paying Agent shall withhold any taxes or other governmental charges on any payments made in connection with the Notes.

        SECTION 8. PAYMENTS AT MATURITY. Upon the earlier of the date of redemption or repayment, if applicable, or maturity of any Note, the Issuing and Paying Agent will pay, subject to the receipt of funds as provided in Section 11 hereof, and against presentation and surrender of such Note by the Registered Holder thereof at the office of the Issuing and Paying Agent located at 1616 Woodall Rodgers Freeway, Dallas, TX 75202 Attention: Investor Relations, or at such other office or agency of the Company as the Company shall designate in writing to such Registered Holder, the principal amount of such Note, together with accrued interest, if any, on the date of redemption or repayment or at maturity, and any redemption premium specified in any Note. Such payment will be made in immediately available funds; PROVIDED, that the Note is presented to the Issuing and Paying Agent in accordance with the procedures set forth in EXHIBIT
E. The Issuing and Paying Agent will forthwith (i) cancel each such Note, (ii) mark it "PAID", (iii) make appropriate entries in its records, (iv) send the Company an appropriate debit advice concerning the payment made to the Registered Holder, (v) hold each such Note for one year after the date of cancellation, and (vi) after such one-year period destroy each such Note and send the Company an affidavit of destruction on the date each such Note is destroyed.

        SECTION 9. DESIGNATION OF ACCOUNTS TO RECEIVE PAYMENT. A bank account may be designated to the Issuing and Paying Agent to receive payments of interest, premium, if any, and principal under Sections 7 and 8 hereof either
(i) by an Authorized Representative or Instructing Representative in the authentication instructions given by it to the Issuing and Paying Agent under
Section 4(a) hereof in respect of a particular purchase of Notes, or (ii) in the event that the authentication instructions make no designation, or that the Registered Holder wishes to change a designation previously made, by written notice from the Registered Holder to the Issuing and Paying Agent. Such written notice must be provided to the Issuing and Paying Agent not later than two (2) days prior to any payment.

        SECTION 10. INFORMATION REGARDING AMOUNTS DUE. The Issuing and Paying Agent shall, within five Business Days after the applicable Regular Record Date, furnish Treasury and the Company with a list of interest payments to be made on the next Interest Payment Date for each Note and in total on all of the Notes (the "Record Date Statement") and the Issuing and Paying Agent will provide to the Company and Treasury by the fifteenth day of any month preceding a month in which any Note will mature a list of the principal, premium, if any, and accrued interest to be paid

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on the Notes maturing in the next succeeding month indicating, for each such
Note the principal amount thereof, and, premium, if any, and accrued interest thereon to be paid at maturity and a list of the principal amount of each Note outstanding as of the date of such list (the "Maturity Schedule"). In the case of Floating Rate Notes which reset daily or weekly, however, the Issuing and Paying Agent will provide to the Company and Treasury a Maturity Schedule on the tenth day prior to the maturity date or date of redemption or repayment, as the case may be. Unless otherwise specified in a Floating Rate Note, the interest rate in effect for the ten calendar days immediately prior to the maturity date or date of redemption or repayment of such Floating Rate Note shall be the rate in effect on the tenth calendar day preceding such maturity date or date of redemption or repayment, as the case may be.

        SECTION 11. DEPOSIT OF FUNDS. The Company shall, at least one Business Day prior to each Interest Payment Date, pay to the Issuing and Paying Agent an amount in New York Clearing House or similar next-day funds sufficient to pay all interest due on Notes on such Interest Payment Date and shall, at least one Business Day prior to the date of redemption or repayment, if applicable, or the maturity date of any Note, pay to the Issuing and Paying Agent an amount in New York Clearing House or similar next-day funds sufficient to pay the principal of any such Note, and accrued and unpaid interest and premium, if any, to the date of redemption or repayment or the maturity date, as the case may be; PROVIDED, HOWEVER, that the Company may make such payments to the Issuing and Paying Agent on an Interest Payment Date or date of redemption or repayment or maturity date, as the case may be, if made in immediately available funds.

        The Issuing and Paying Agent shall be liable to the Company for any additional interest costs incurred by reason of the gross negligence or willful misconduct of the Issuing and Paying Agent or any of its officers, directors or employees in failing to issue Notes as instructed hereunder and for funds paid by the Issuing and Paying Agent to any Registered Holder in excess of the amount agreed upon by the Issuing and Paying Agent and the Company pursuant to the Record Date Statement or Maturity Schedule. Notwithstanding anything herein to the contrary, the Issuing and Paying Agent is not under any obligation to pay principal, interest or premium, if any (whether at maturity or upon earlier redemption or repayment or otherwise) to any Registered Holder unless and until it has immediately available funds on deposit to make such payments.

        SECTION 12. OPTIONAL REDEMPTION. In the event that any Note or Notes permit the Company to redeem the Note or Notes at its option and the Company elects to redeem such Note or Notes in whole or in part, the Company shall give written notice to the Issuing and Paying Agent of the principal amount of such Note or Notes to be so redeemed not less than 45 calendar days prior to the date of redemption or such other date that the Company and the Issuing and Paying Agent mutually agreed upon in writing. The Issuing and Paying Agent shall cause notice of redemption to be given not less than 30 nor more than 60 calendar days prior to the date of redemption in the name of and at the expense of the Company in the manner provided in the Note or Notes. Whenever less than all the Notes at any time outstanding are to be redeemed, the Notes to be so redeemed shall be selected by the Company, and the Company shall notify the Issuing and Paying Agent in writing of the terms of the Notes to be redeemed. If less than all the Notes of identical terms at any time

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outstanding are to be redeemed, the Notes to be so redeemed shall be selected by the Issuing and Paying Agent by lot or in any usual manner approved by it.

        SECTION 13. OPTIONAL REPAYMENT. In the event that any Note or Notes permit the Registered Holder thereof to have such Note or Notes repaid by the Company at such Registered Holder's option and the Registered Holder elects to have such Note or Notes repaid in whole or in part, such Note or Notes must be received, with the form entitled "Option to Elect Repayment" contained thereon duly completed, by the Issuing and Paying Agent at its offices located at 1616 Woodall Rodgers Freeway, Dallas, TX 75202 Attention: Investor Relations, or such other address which the Company shall from time to time notify the Registered Holders of the Notes, not more than 60 nor less than 30 calendar days prior to a Holder's Optional Repayment Date (as defined in the Notes). A Registered Holder may receive payment for such Notes in immediately available funds provided the procedures set forth in Exhibit E are satisfied. Exercise of such repayment option by the Registered Holder of a Note or Notes shall be irrevocable with respect to such Note or Notes for which such repayment election is made.

        SECTION 14. NOTE REGISTER; REGISTRATION; TRANSFER; EXCHANGE; PERSONS DEEMED OWNERS. (a) The Issuing and Paying Agent shall maintain the Note Register on its own internal registration record keeping system. The term "Note Register" shall mean the definitive record in which shall be recorded the names, addresses, addresses for payment and taxpayer identification numbers of Registered Holders of the Notes and details with respect to the issuance, transfer and exchange of Notes as appropriate.

        (b) If any resale or transfer of a Note is proposed to be made (i) directly to an institutional investor that is an "Accredited investor" as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "1933 Act") approved by a Placement Agent or the Company or to an institutional investor approved by any applicable Placement Agent and the Company (each such institutional investor, an "Institutional Accredited Investor"), in a transaction approved by the Company, (ii) through a dealer other than a Placement Agent to an Institutional Accredited Investor in a transaction approved by the Company, (iii) to a "qualified institutional buyer" as defined in Rule 144A ("Rule 144A") promulgated under the 1933 Act in a transaction (other than a transaction involving the resale or transfer to, by, through, or in a transaction approved by, a Placement Agent) which meets the requirements of Rule 144A or (iv) to an Institutional Accredited Investor in a transaction (other than a transaction involving the resale or transfer to, by, through, or in a transaction approved by, a Placement Agent) which meets the requirements of Regulation S Promulgated under the 1933 Act, the Issuing and Paying Agent shall not register the transfer of such Note unless the Registered Holder thereof and the prospective purchaser have completed the Certificate of Transfer set forth on the reverse of such Note or a Bond Power in substantially the form attached as Exhibit A to the Private Placement Memorandum relating to the offer and sale of the Notes most recently delivered by the Company to the Issuing and Paying Agent (the "Bond Power"), and the Issuing and Paying Agent has received such Note (and any Bond Power) at its offices located at 1616 Woodall Rodgers Freeway, Dallas, TX 75202 Attention: Investor Relations, or such address which the Company shall from time to time notify the Registered Holders of the

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Notes. If any resale or transfer of a Note is proposed to be made through a
Placement Agent or in a transaction approved by a Placement Agent (other than a resale or transfer to, or by, a Placement Agent) and a duly completed Note or Bond Power has not been submitted to the Issuing and Paying Agent, the Issuing and Paying Agent shall register the transfer of such Note upon receipt of written instructions from the Company or a Placement Agent to effect such resale or transfer.

        (c) All Notes presented for registration of transfer shall be duly endorsed or shall be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Issuing and Paying Agent, duly executed by the Registered Holder thereof or his attorney duty authorized in writing. Subject to the conditions stated in this Section 14, the Issuing and Paying Agent shall register the transfer of any Note and complete, countersign and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations having the same aggregate principal amount and the same terms and provisions as the Note or Notes surrendered for transfer; PROVIDED, HOWEVER, that the Issuing and Paying Agent will not be required to register the transfer of any Note or any portion thereof that has been called for redemption or repayment during a period beginning at the opening of business fifteen calendar days before the day of mailing of a notice of such redemption or repayment and ending at the close of business on the day of such mailing.

        (d)    (i)    If any Note is presented for transfer other than between a
                      Regular Record Date and a corresponding Interest Payment
                      Date, the new Note shall be dated as of the last Interest
                      Payment Date;

               (ii) if any Note is presented for transfer between a Regular Record Date and a corresponding Interest Payment Date, the new Note shall be dated as of such Interest Payment Date;

               (iii) if any Note is presented for transfer on an Interest Payment Date, the new Note shall be dated as of such Interest Payment Date;

               (iv) if no interest has been paid on any Note to be transferred, the Note to be issued upon transfer shall be dated as of the date of the Note presented for transfer; and

               (v) if interest is overdue on any Note to be transferred, the Note to be issued upon transfer shall be dated as of the last Interest Payment Date to which interest has been paid or duly provided for.

        (e) In the event of redemption under Section 12 hereof or repayment under Section 13 hereof of a Note in part only, a new Note for the unredeemed or unrepaid portion thereof shall be issued by the Issuing and Paying Agent in the name of the Registered Holder thereof upon the surrender of the Note being redeemed or repaid in part.

        (f) In connection with any registration of transfer of Notes, the Company and the Issuing and Paying Agent may require payment by the transferor of a sum sufficient to cover any applicable tax or other governmental charge.

        (g) The Company and the Issuing and Paying Agent may deem and treat the Registered Holder of any Note as the absolute owner of such Note for the purpose of receiving payment of the principal of, and premium, if any, and interest on, such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company nor the Issuing and Paying Agent, except as provided in this Section 14, shall be affected by notice to the contrary.

        SECTION 15. MUTILATED, DESTROYED, LOST OR STOLEN NOTES. In case any Note shall become mutilated, destroyed, lost or stolen, the Company in its discretion may, upon the written request of the Registered Holder of such Note, execute and upon its request the Issuing and Paying Agent shall complete, countersign and deliver a new Note, having the same terms and provisions and a number not then outstanding, payable in the same principal amount, of like tenor, dated the same date, in exchange and in substitution for the mutilated Note or in lieu of and in substitution for the Note destroyed, lost or stolen. In each such case, the applicant for a substituted Note shall furnish to the Company and the Issuing and Paying Agent such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Issuing and Paying Agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof. The Issuing and Paying Agent is authorized to complete and countersign any such substituted Note and deliver the same upon written request or authorization of an Authorized Representative or Instructing Representative. Upon the issuance of any substituted Note, the Company and the Issuing and Paying Agent may require the payment by the Registered Holder thereof of a sum sufficient to cover any fees and expenses connected therewith. In case any Note shall become mutilated or be destroyed, lost or stolen, after such Note has matured or within 30 calendar days of the redemption or maturity thereof, the Company may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) upon compliance by the Registered Holder thereof with the provisions of this Section 15. The Issuing and Paying Agent shall record on the Note Register the cancellation of any original Notes (whether or not physically surrendered to the Issuing and Paying Agent) and the reissuance of Notes in substitution therefor due to mutilation, destruction, loss or theft.

        SECTION 16. RETURN OF UNCLAIMED FUNDS. Any moneys deposited by the Company with the Issuing and Paying Agent for the payment of the principal of, or interest or premium, if any, on any Notes and remaining unclaimed at the end of 90 calendar days after such principal, interest or premium shall have become due and payable (whether at maturity or upon earlier redemption or repayment or otherwise), shall then be repaid to the Company by the Issuing and Paying Agent, and upon such repayment all liability of the Issuing and Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation which the Company may have to pay the principal of, or interest or premium, if any, on, any Notes as the same shall become due. The Registered Holder of any Notes to which such deposit related shall, after repayment to the

Company of such deposit pursuant to this Section 16, look only to the Company for the payment of principal, interest or premium, if any, to which such deposit shall have related.

        SECTION 17. LIABILITY. Neither the Issuing and Paying Agent nor its officers, directors or employees shall be liable to the Company for any act or omission hereunder except in the case of gross negligence or willful misconduct. The duties and obligations of the Issuing and Paying Agent, its officers, directors and employees shall be determined by the express provisions of this Agreement, and none of them shall be liable, except for the negligent performance of such duties and obligations as are specifically set forth herein or their willful misconduct in connection therewith and no implied covenants shall be read into this Agreement against any of them. Neither the Issuing and Paying Agent nor any of its officers, directors or employees shall be required to ascertain whether any issuance or sale of Notes (or any amendment or termination of this Agreement) has been duly authorized (provided that the Issuing and Paying Agent in good faith has determined that the facsimile or manual signature of an Authorized Representative or Instructing Representative in writing to the Issuing and Paying Agent resembles the specimen signatures filed with the Issuing and Paying Agent) or is in compliance with any other agreement to which the Company is a party (whether or not the Issuing and Paying Agent is also a party to such other agreement), and the Issuing and Paying Agent and each of its officers, directors and employees shall be entitled to rely upon any instructions reasonably believed in good faith (in accordance with Section 5 hereof) by the Issuing and Paying Agent and its officers, directors and employees to be given on behalf of the Company by an Authorized Representative or Instructing Representative in writing to the Issuing and Paying Agent as a person authorized to give such instructions hereunder, whether or not in fact given by an Authorized Representative or Instructing Representative. In acting under this Agreement, the Issuing and Paying Agent is acting solely as Issuing and Paying Agent of the Company and does not assume any obligation or relationship of agency or trust, for any of the Registered Holders of the Notes.

        SECTION 18. INDEMNIFICATION. Subject to Section 11 hereof, the Company agrees to indemnify and hold harmless the Issuing and Paying Agent, its officers, directors and employees from and against all liabilities, claims, damages, costs and expenses (including reasonable legal fees and expenses of counsel to the Issuing and Paying Agent) relating to or arising out of their actions or inactions taken or omitted to be taken by the Issuing and Paying Agent in good faith in connection with this Agreement or the issuance, delivery, payment or non-payment of any Note or interest or premium thereon, or other receipt or other funds for the payment of the Notes or interest or premium thereon; PROVIDED, HOWEVER, that the Issuing and Paying Agent shall be liable for any liabilities, claims, damages, costs and expenses (including reasonable legal fees and expenses of counsel to the Company) caused by the gross negligence or willful misconduct of the Issuing and Paying Agent or any of its officers, directors or employees. This indemnity shall survive the termination of this Agreement and the payment in full of any Notes issued hereunder.

        SECTION 19. COMPANY'S REPRESENTATIONS AND WARRANTIES. Each instruction given to the Issuing and Paying Agent in accordance with Section 4 hereof shall constitute a representation and warranty to the Issuing and Paying Agent by the Company that the issuance and delivery of the

Notes have been duly and validly authorized by the Company and that the Notes when completed, countersigned and delivered pursuant hereto, will constitute the legal, valid and binding obligations of the Company.

        SECTION 20. COMPENSATION OF THE ISSUING AND PAYING AGENT. The Company agrees to pay the compensation of the Issuing and Paying Agent at such rates as shall be agreed upon from time to time.

        SECTION 21. NOTICES. (a) All communications by or on behalf of the Company relating to the completion, delivery or payment of the Notes shall be directed to the Issuing and Paying Agent at its address set forth in Section 21(b) hereof (or such other address as the Issuing and Paying Agent shall specify to the Company as herein provided). The Company will send all Notes to be completed and delivered by the Issuing and Paying Agent to the aforementioned address (or such other address as the Issuing and Paying Agent shall specify to the Company as herein provided). The Issuing and Paying Agent will advise the Company from time to time of the individuals generally responsible for the administration of this Agreement.

        (b) All notices and communications hereunder shall (except to the extent otherwise expressly provided) be in writing and shall be addressed as follows, or to such other addresses as the parties hereto shall specify from time to time as herein provided:

        (i) if to the Company:              Transok, Inc.
                                            2 West Sixth Street
                                            P.O. Box 3008
                                            Tulsa, OK 74101

                                            Attention: Treasurer
                                            Telephone No.: (918) 583-1121
                                            Telecopier No.: (918) 561-9403

        (ii) if to the Issuing
        and Paying Agent:                   Central and South West
                                            Services, Inc.
                                            1616 Woodall Rodgers Freeway
                                            Dallas, TX 75202

                                            Attention:  Investor Relations
                                            Telephone No.: (214) 754-1000
                                            Telecopier No.: (214) 754-1223

        SECTION 22. RESIGNATION OR REMOVAL OF ISSUING AND PAYING AGENT. The Issuing and Paying Agent may at any time resign as such Issuing and Paying Agent by giving written notice to the Company of such intention on its part, specifying the date on which its resignation shall become effective; PROVIDED, HOWEVER, that such date shall not be less than 90 days after the giving of such notice by the Issuing and Paying Agent to the Company. The Issuing and Paying Agent may be removed without cause at any time by written notice signed by an Authorized Representative of the Company and specifying such removal and the date upon which it is intended to become effective. Such resignation or removal shall take effect on the date of the appointment by the Company of a successor Issuing and Paying Agent and the acceptance of such appointment by such successor Issuing and Paying Agent. In the event of resignation by the Issuing and Paying Agent, if a successor Issuing and Paying Agent has not been appointed by the Company by the date as of which the resignation of the Issuing and Paying Agent is to be effective, as set forth in the resignation notice of the Issuing and Paying Agent referred to above, the Issuing and Paying Agent may, at the expense of the Company, petition any court of competent jurisdiction for appointment of a successor Issuing and Paying Agent. Any successor Issuing and Paying Agent so appointed by such court shall immediately and without further act be superseded by any successor Issuing and Paying Agent appointed as above provided within one year from the date of the appointment by such court.

        SECTION 23. INFORMATION FURNISHED BY THE ISSUING AND PAYING AGENT. The Issuing and Paying Agent shall provide to the Company, on any day on which a
Note is issued, notification of all issuances of Notes on such day. The Issuing and Paying Agent will send by first class mail (or in any other manner acceptable to the Company) to the Company at its address set forth in Section 21 hereof, a copy of each Note issued on such day. In addition to any report required to be provided by the Issuing and Paying Agent to the Company under the terms of this Agreement, the Issuing and Paying Agent shall promptly at its own expense provide one additional report (containing information with respect to Notes issued hereunder to the extent such information is reasonably available) upon the reasonable request of the Company within any 30 calendar day period.

        SECTION 24. FEDERAL INCOME TAXES. The Issuing and Paying Agent shall comply with all Federal income tax information reporting and withholding requirements (including, without limitation, obtaining appropriate certification and remitting the same to the Company) with respect to payments of interest (including original issue discount) on the Notes.

        SECTION 25. EVENTS OF DEFAULT. Upon the occurrence of any event of default described in the Notes, the Company shall promptly provide the Issuing and Paying Agent written notice as to, and instruct the Issuing and Paying Agent in writing to promptly provide all of the Registered Holders of Notes such written notice as to, such occurrence of any event of default. Upon receipt of any such written instruction in respect of the occurrence of any such event of default or default, the Issuing and Paying Agent shall promptly mail to all Registered Holders of Notes, at the addresses of such Registered Holders as they appear in the Note Register, any such written notice of such event of default or default, unless in the case of any such default the Company shall have notified the Issuing and Paying Agent in writing that such default shall have been cured before the mailing of such written notice by the Issuing and Paying Agent.

        SECTION 26. BENEFIT OF THIS AGREEMENT. This Agreement is solely for the benefit of the parties hereto, their successors and assigns and the Registered Holders of Notes and, as provided in

Section 29, the Placement Agents and no other person shall acquire or have any right hereunder or by virtue hereof

        SECTION 27. NOTES HELD BY THE ISSUING AND PAYING AGENT. The Issuing and Paying Agent, in its individual or other capacity, may become the owner or pledgee of the Notes with the same rights it would have if it were not acting as the Issuing and Paying Agent.

        SECTION 28. CANCELLATION OF UNISSUED NOTES. Promptly upon the written request of the Company, the Issuing and Paying Agent shall cancel and return to the Company, or destroy, in accordance with the instructions of the Company, all unissued Notes in its possession at the time of such request.

        SECTION 29. AMENDMENTS. This Agreement may be amended from time to time by any instrument in writing executed and delivered by each of the parties hereto, but any such amendment will not affect the rights of a Registered Holder of Notes issued prior to the date of any such amendment.

        In addition, the Issuing and Paying Agent hereby agrees, for the benefit of the Company and the Placement Agents, that it will enter into such amendments or supplements to this Agreement, and will consent to such amendments or supplements to the Administrative Procedures and the Notes, as the Company may reasonably request in order to effect the changes contemplated in Section 3(a)(xi) of the Private Placement Agreement; PROVIDED, that all such amendments or supplements shall be reasonably satisfactory to the Issuing and Paying Agent.

        SECTION 30. GOVERNING LAW. This Agreement is to be delivered and performed in, and shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to agreements to be entered into and to be performed in such State.

        SECTION 31. COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

        SECTION 32. MERGER, CONSOLIDATION OR SALE OF BUSINESS BY THE ISSUING AND PAYING AGENT. Any corporation into which the Issuing and Paying Agent may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Issuing and Paying Agent may be a party, or any corporation to which the Issuing and Paying Agent may sell or otherwise transfer all or substantially all of its assets and business, shall, to the extent permitted by applicable law, become the Issuing and Paying Agent under this Agreement without the execution or filing of any paper or any further act by the parties hereto. Notice in writing of any such merger, consolidation or sale shall be given to the Company.

        SECTION 33. COMPLETE AGREEMENT. This Agreement embodies the entire understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

        SECTION 34. SUCCESSORS AND ASSIGNS. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind the respective successors and assigns of the parties hereto, whether so expressed or not; PROVIDED, HOWEVER, this Section 34 shall not by itself authorize any delegation of duties by the Issuing and Paying Agent or any assignment other than any assignment expressly permitted by the terms of this Agreement.

        IN WITNESS WHEREOF, the Company and the Issuing and Paying Agent have caused this Agreement to be duly executed by their respective officers as of the date first above written.

                              TRANSOK, INC.

                              By:  /s/ F. J. BECRAFT
                              Name:    F. J. Becraft
                              Title:   President

                              CENTRAL AND SOUTH WEST SERVICES, INC.,
                              as Issuing and Paying Agent

                              By:  /s/ STEPHEN J. MCDONNELL
                              Name:    Stephen J. McDonnell
                              Title:   Treasurer

                                                                       Exhibit A

                                  TRANSOK, INC.

                       Privately-Placed Medium-Term Notes
                          Administrative Procedures for
                       Fixed Rate and Floating Rate Notes

               The administrative procedures and the specific terms of the offering of privately-placed Medium-Term Notes (the "Notes") on a continuing basis by Transok, Inc., an Oklahoma corporation (the "Company"), pursuant to the Private Placement Agreement, dated March 30, 1992 (the "Agreement"), among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, The First Boston Corporation and Smith Barney, Harris Upham & Co. Incorporated (each, an "Agent" and collectively, the "Agents") are explained below.

               The Notes will be issued pursuant to an issuing and paying agency agreement (the "Issuing and Paying Agency Agreement") dated as of March 30, 1992, between Central and South West Services, Inc., as issuing and paying agent (the "Issuing and Paying Agent"), and the Company. The Notes will be countersigned by the Issuing and Paying Agent. The Issuing and Paying Agent will also make payments of interest on the Notes on each Interest Payment Date (as set forth on the Notes), payment of principal, premium, if any, and interest due at maturity on the Notes, and will act as transfer agent and registrar of the Notes. As used herein, the term "Private Placement Memorandum" refers to the most recent private placement memorandum or similar document and any amendment or supplement thereto, that has been prepared by the Company for use by the Agents in connection with the offering of the Notes.

               Other variable terms of the Notes are subject to change by the Company from time to time, but no such change will affect any Note already issued or as to which an offer to purchase has been accepted by the Company.

               Administrative procedures and specific terms of the offering are explained below.

Date of Issuance/
Authentication:              Each Note will bear an original issue date (the
                             "Original Issue Date"). The Original Issue Date will remain the same for all Notes subsequently issued upon transfer, exchange, or substitution of a Note regardless of their dates of authentication.

Maturities:                  Each Note will mature on a date selected by the
                             purchaser and agreed to by the treasury department of Central and South West Services, Inc.
                             ("Treasury") , on behalf of the Company, which is not less than 9 months nor more than 30 years from its Original Issue Date; PROVIDED, HOWEVER, that

                                       A-1

                             Notes bearing interest at rates determined by reference to selected interest rate bases ("Floating Rate Notes") will mature on an Interest Payment Date.

Denominations:               The Notes will be issued in minimum denominations
                             of $150,000 and in integral multiples of $1,000 in excess thereof.

Registration:                Notes will be issued only in fully registered form.

Interest:                    Each Note will bear interest in accordance with its
                             terms. Interest will begin to accrue on the Original Issue Date of the Note for the first interest period and on the most recent Interest
                             Payment Date to which interest has been paid for all subsequent periods. Each payment of interest will include interest accrued to, but excluding, the date of such payment. Notwithstanding the foregoing, in the case of Floating Rate Notes which reset daily or weekly, interest payments will include accrued interest from, and including, the date of issue or from, but excluding, the last date in respect of which interest has been paid, as the case may be, through and including the Regular
                             Record Date which immediately precedes such Interest Payment Date, except that at maturity the interest payable will include interest accrued to, but excluding, the maturity date (which date, for purposes hereof, shall also include the date of redemption or repayment, with respect to such Notes). Interest with respect to a Fixed Rate Note will be payable semiannually on March 1 and September 1 of each year and at maturity or upon earlier redemption or repayment (unless otherwise specified in such Fixed Rate Note). The "Regular
                             Record Date" for a Fixed Rate Note with respect to any March 1 or September 1 Interest Payment Date will be February 15 or August 15 (whether or not a Business Day) immediately preceding such Interest
                             Payment Date. The "Regular Record Date" for a Fixed
                             Rate Note with respect to any Interest Payment Date other than March 1 and September 1 will be the fifteenth calendar day (whether or not a Business
                             Day) immediately preceding such Interest Payment
                             Date. Interest payments with respect to a Floating
                             Rate Note will be made on the Interest Payment Date specified in such Floating Rate Note. The "Regular
                             Record Date" for a Floating Rate Note with respect to any Interest Payment Date will be the fifteenth calendar day (whether or not a Business Day) immediately preceding such Interest Payment Date.
                             However, the first payment of interest on any Note originally issued between a Regular Record Date and the next succeeding Interest Payment Date will be made on the Interest Payment Date following the next Regular Record Date to the Registered Holder
                             (as defined below) on such next Regular Record
                             Date. Interest due at maturity or upon earlier redemption or repayment will be payable to the person to whom principal shall be payable. For other special provisions relating to Floating Rate
                             Notes, see the Private Placement Memorandum.

                                       A-2

Calculation of
Interest:                    In the case of Fixed Rate Notes, interest
                             (including payments for partial periods) will be computed on the basis of a 360-day year of twelve
                             30-day months. Interest does not accrue on the 31st day of any month. In the case of Floating Rate
                             Notes, interest will be calculated and paid on the basis of the actual number of days in the interest period divided by 360, except for Floating Rate
                             Notes for which the "Treasury Rate" is designated on the applicable Floating Rate Note as an interest rate basis, in which case interest will be calculated and paid on the basis of the actual number of days in the interest period divided by the actual number of days in the year.

Payments of
Principal and
Interest:                    The Company will pay the principal amount of each
                             Note at maturity or upon earlier redemption or repayment against presentment of such Note to the Issuing and Paying Agent by the Registered Holder in accordance with the procedures set forth in Annex I hereto. Interest payments other than at maturity will be made by check mailed to the Registered Holder entitled thereto as provided in the Note; PROVIDED, HOWEVER, that at the option of the Issuing and Paying Agent, payments of interest may be made by Automated Clearinghouse ("ACH") transfer to a bank account designated by the Registered Holder. Notwithstanding the foregoing, upon receipt of written instructions from the Registered Holder of an aggregate principal amount in excess of $10,000,000 of Notes having the same
                             Interest Payment Date not less than fifteen calendar days prior to such Interest Payment Date, the Issuing and Paying Agent will make such payment of interest by the transfer of immediately available funds to such account at a bank as the Registered Holder of such Note shall have designated; PROVIDED, FURTHER, that such bank has appropriate facilities therefor. If required by applicable law or if requested by the Company, the Issuing and Paying Agent shall withhold any taxes or any governmental charges on any payments made in connection with the Notes.

Acceptance and
Rejection of
Offers: Unless otherwise agreed by the Company, Treasury and the Agents, Treasury, on behalf of the Company, will have the sole right to accept offers to purchase Notes and may, in its sole discretion, accept or reject any proposed purchase of the Notes, in whole or in part. Each Agent will communicate to Treasury, orally or in writing, each offer to purchase Notes it does not reject. Each Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, in whole or in part.

                                       A-3

Settlement:                  The receipt of immediately available funds by the
                             Company in payment for a Note and the issuance and delivery of such Note shall, with respect to such Note, constitute "Settlement." Any orders accepted by the Company will be settled on the fifth business day thereafter pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to Settlement on another day and other than purchases and sales of Notes pursuant to a Delayed Delivery Contract (a form of which is attached hereto as Annex II) in accordance with the terms of the Agreement. In no case shall Settlement occur later than five business days thereafter, unless the Company and the purchaser so agree or except with respect to Notes sold pursuant to a Delayed Delivery Contract under the Agreement, in which case, Settlement shall occur on the date specified therein.

Settlement
Procedures:                  Settlement procedures with regard to each Note sold
                             by an Agent shall be as follows:

                      A. Such Agent will advise Treasury by telephone or by facsimile transmission of the following settlement information:

                             1.     Exact name in which the Note is to be
                                    registered ("Registered Holder").

                             2. Exact address of the Registered Holder and address for payment of interest prior to maturity (including the location and account number of any bank account designated by the Registered Holder to receive payments).

                             3.     Taxpayer identification number of the
                                    Registered Holder.

                             4.     Principal amount of the Note.

                             5.     Trade date.

                             6.     Settlement date.

                             7.     Stated Maturity date.

                             8.     (a)     Fixed Rate Notes:
                                            (i)    interest rate;
                                            (ii)   interest payment dates.

                                    (b)     Floating Rate Notes:
                                            (i)    interest rate basis or
                                                   interest rate bases;
                                            (ii)   initial interest rate;

                                       A-4

                                            (iii)  spread and/or spread
                                                   multiplier, if any;
                                            (iv)   initial interest reset date;
                                            (v)    interest reset dates;
                                            (vi)   interest reset period;
                                            (vii)  interest payment dates;
                                            (viii) interest payment period;
                                            (ix)   index maturity;
                                            (x)    maximum and minimum interest
                                                   rates, if any;
                                            (xi)   calculation agent.

                             9.     Initial Redemption Date, if any.

                             10.    Initial Redemption Percentage, if any.

                             11. Annual Redemption Percentage Reduction, if any.

                             12.    Holder's Optional Repayment Date(s), if any.

                             13.    Proceeds net of commission.

                             14. Delivery instructions, if other than to such Agent.

                             15.    Other terms, if applicable.

                             The Original Issue Date of, and the settlement date for, the Notes will be the same.

                      B. After receiving the details described in "A" above by telephone or by facsimile transmission from such Agent, Treasury, on behalf of the Company, will advise the Issuing and Paying Agent of the above settlement information and cause the Issuing and Paying Agent to deliver the Notes. The Company will prepare, when applicable, an appropriate Pricing Supplement to the Private Placement Memorandum and deliver copies to such Agent via next day mail or telecopy to arrive by 11:00 A.M. on the Business Day immediately following the trade date at the following applicable addresses:

                             Merrill Lynch & Co. - Tritech Services
                             4 Corporate Place
                             Corporate Park 287
                             Piscataway, New Jersey 08854
                             Attn: Final Prospectus Unit/Nachman Kimerling Telephone Nos.: (908) 878-6525/6526/6527
                             Telecopier No.: (908) 878-6530
                             with a copy to:

                             Merrill Lynch & Co.,
                             Merrill Lynch, Pierce, Fenner & Smith
                               Incorporated
                             Merrill Lynch World Headquarters
                             World Financial Center, North Tower
                             10th Floor
                             New York, New York 10281-1310
                             Attn:  MTN Product Management
                             Telephone No.: (212) 449-7582
                             Telecopier No.: (212) 449-2234

                             The First Boston Corporation
                             Park Avenue Plaza
                             55 East 52nd Street
                             New York, New York 10055
                             Attn:  Neal Kean
                             Telephone No.: (212) 909-2225
                             Telecopier No.: (212) 644-6947

                             Smith Barney, Harris Upham & Co.
                               Incorporated
                             Prospectus Department
                             140 58th Street, 8th Floor
                             Brooklyn Army Terminal
                             Brooklyn, New York 11220
                             Attention:  Manager - Prospectus Department
                             Telephone No.: (212) 921-8036
                             Telecopier No.: (212) 921-8052

                             Such Agent will cause the Private Placement
                             Memorandum and any Pricing Supplement received from the Company to accompany or precede written confirmation of the sale and delivery of the Notes to the customer.

                      C. The Issuing and Paying Agent will send (via telecopy) a copy of the completed Note by 3:00 P.M. (New York time) on the second Business Day prior to the settlement date to such Agent's clearing operation ("Clearing") as follows:

                                       A-5

                             Merrill Lynch & Co.
                             Merrill Lynch, Pierce, Fenner &
                                Smith Incorporated
                             75 Barclay Street
                             Ground Level, Window C
                             New York, New York 10080
                             Attn:  Mr. Kevin Brennan,
                                    Medium-Term Note Clearance
                             Telephone No.: (212) 602-6333
                             Telecopier No.: (212) 602-6332

                             The First Boston Corporation
                             5 World Trade Center
                             7th Floor
                             New York, New York 10048
                             Attn:  MTN Settlements / Paul Riley
                             Telephone No.: (212) 322-1603
                             Telecopier No.: (212) 938-0960

                             Smith Barney, Harris Upham & Co.
                                Incorporated
                             110 Wall Street
                             16th Floor
                             New York, New York 10005
                             Attn:  John Hacker, Cashiers Clearance
                             Telephone No.: (212) 809-3707
                             Telecopier No.: (212) 742-0357

                      D. Clearing will promptly review such Note to determine whether the terms of such Note are correct and, as instructed on the cover page of the transmittal of such Note from the Issuing and Paying Agent, by no later than 4:00 P.M. on such date (New York time) contact the Issuing and Paying Agent (at the telephone or telecopy number specified by the Issuing and Paying Agent) to either confirm that the terms of such Note are correct or provide any corrections to be made to such Note.

                      E. The Issuing and Paying Agent will complete the Note and make three appropriately designated photocopies thereof as follows:

                             Copy 1 - for the Issuing and Paying Agent.
                             Copy 2 - for the Agent.
                             Copy 3 - for the Company.

                                       A-6

                      F. The Issuing and Paying Agent will cause the Note and Copy 2 to be delivered by overnight courier no later than 2:15 P.M. (New York time) on the Business Day prior to the settlement date, with appropriate instructions for payment to an account of the Company of an amount equal to the principal amount of the Note less the applicable commission as provided in the Agreement, to Clearing at the following applicable address:

                             Merrill Lynch & Co.
                             Merrill Lynch, Pierce, Fenner &
                               Smith Incorporated
                             75 Barclay Street
                             Ground Level, Window C
                             New York, New York 10080
                             Attn:  Mr. Kevin Brennan,
                                    Medium-Term Note Clearance
                             Telephone No.: (212) 602-6333
                             Telecopier No.: (212) 602-6332

                             The First Boston Corporation
                             5 World Trade Center
                             7th Floor
                             New York, New York 10048
                             Attn: MTN Settlements / Paul Riley
                             Telephone No.: (212) 322-1603
                             Telecopier No.: (212) 938-0960

                             Smith, Barney, Harris Upham & Co.
                                Incorporated
                             110 Wall Street
                             16th Floor
                             New York, New York 10005
                             Attn: John Hacker, Cashiers Clearance
                             Telephone No.: (212) 809-3707
                             Telecopier No.: (212) 742-0357

                      G. Upon receipt of the Note, Clearing will confirm (at the telecopy or telephone number specified by the Issuing and Paying Agent) to the Issuing and Paying Agent that the Note is in a form acceptable for delivery to the customer. Clearing will hold the Note overnight in safekeeping.

                      H. If the Note is determined by Clearing to be unacceptable for delivery to the customer, Clearing shall immediately notify the Issuing and

                                       A-7

                             Paying Agent (at the telephone or telecopy number specified by the Issuing and Paying Agent).

                      I. The Issuing and Paying Agent will cause a corrected Note and Copy 2 to be delivered by overnight courier to arrive at Clearing no later than 2:15 P.M. (New York time) on the settlement date.

                      J. Clearing will deliver the Note (with confirmation) received from the Company to the customer against payment in immediately available funds. In accordance with "B" hereof, each Agent will cause the Private Placement Memorandum and any Pricing Supplement received from the Company to accompany or precede written confirmation of the sale and delivery of the Notes to the customer.

                      K. The Issuing and Paying Agent will send Copy 3 of the Note to the Company by first class mail or any other means acceptable to the Company.

                             In the event of a purchase of Notes by the Agent as principal, appropriate settlement details will be set forth in the applicable Terms Agreement to be entered into between the Agent and the Company pursuant to the Private Placement Agreement.

Settlement
Procedures
Timetable:                   For offers accepted by the Company (or as provided
                             above, by an Agent on behalf of the Company), Settlement Procedures "A" through "K" set forth above shall be completed on or before the respective times (New York City time) set forth below.

                             Settlement
                             PROCEDURE               TIME

                             A-B         1:00 P.M. on the second Business Day
                                             prior to settlement date
                             C           3:00 P.M. on second Business Day prior
                                             to settlement
                             D           4:00 P.M. on second Business Day prior
                                             to settlement
                             E-F         8:00 P.M. on the second Business Day
                                             prior to settlement
                             G-H         3:00 P.M. on the Business Day prior to
                                             settlement
                             I           8:00 P.M. on the Business Day prior to
                                             settlement

                                       A-8

                             J           3:00 P.M. on day of settlement
                             K           5:00 P.M. on day of settlement

Date of
Issuance:                    Each Note shall bear an original Issue Date which,
                             with respect to any Note (or any portion thereof), shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of such original Note regardless of the date of issuance of any such subsequently issued Note.

Failure to
Settle: In the event that a Purchaser shall either fail to accept delivery of or make payment for any Note on the applicable settlement date, such Agent will forthwith notify the Issuing and Paying Agent and Treasury by telephone or by telecopy and return the Note to the Issuing and Paying Agent. The Company will immediately credit the account of such Agent in an amount equal to the amount previously credited to the Company by such Agent. Such debits and credits will be made on the settlement date if possible, and in any event not later than the day following the settlement date. If such failure shall have occurred for any reason other than default by such Agent in the performance of its obligations hereunder and under the Agreement, the Company will reimburse such Agent on an equitable basis as agreed upon by the Company and such Agent for its loss of the use of the funds for each day when they were credited to the account of the Company. Immediately upon receipt of the Note in respect of which the failure occurred, the Issuing and Paying Agent will cancel and destroy the Note, make appropriate entries in its records to reflect the fact that the Note was never issued, and accordingly notify in writing the Company.

Procedure for
Rate Changes:                When a decision has been reached to change the
                             interest rate on Notes being offered for sale, Treasury, on behalf of the Company, will promptly advise the Agents and the Agents will forthwith suspend solicitation of offers to purchase such Notes. The Agents will telephone Treasury with recommendations as to the changed interest rates.
                             At such time as Treasury advises the Agents of the new interest rates, the Agents may resume solicitation of offers to purchase such Notes.
                             Until such time only "indications of interest" may be recorded.

Suspension of
Solicitation:                Subject to its representations, warranties and
                             covenants contained in the Agreement, the Company or Treasury, on behalf of the Company, may instruct the Agents to suspend solicitation of purchases at any time. Upon receipt of such instructions, the Agents will forthwith suspend solicitation until such time as Treasury has advised the Agents that solicitation of purchases may be resumed. If the Company decides to amend or supplement

                                       A-9

                             the Private Placement Memorandum (other than to change interest rates), it will promptly advise the Agents and the Issuing and Payment Agent and will furnish the Agents and its counsel with copies of the proposed amendment or supplement.

                             In the event that at the time the solicitation of offers to purchase from the Company is suspended (other than an amendment or supplement providing solely for a change in the interest rates offered on the Notes or a change in the principal amount of the Notes remaining to be sold or similar changes) there shall be any orders outstanding which have not been settled, the Company will promptly advise the Agents and the Issuing and Paying Agent whether such orders may be settled and whether copies of the Private Placement Memorandum as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Private Placement Memorandum may not be so delivered.

Disclosure
Documents:                   The Agents will provide purchasers with a copy of
                             the Private Placement Memorandum including documents that are to be delivered therewith pursuant to the terms of the Agreement (the
                             "Disclosure Documents") at the time of their initial purchase and at the time of any later purchase if the Disclosure Documents have been amended or supplemented since the prior delivery of the Disclosure Documents. Such Disclosure Documents must accompany or precede the earlier of (a) the written confirmation of a sale sent to a customer or his agent and (b) the delivery of Notes to a customer or his agent.

Authenticity of
Signatures:                  The Company will cause the Issuing and Paying Agent
                             to furnish the Agents from time to time with the specimen signatures of the Issuing and Paying
                             Agent's officers, employees and agents who have been authorized by the Issuing and Paying Agent to authenticate Notes. However, the Agents will have no obligation or liability to the Company or the Issuing and Paying Agent in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Issuing and Paying Agent on any Note.

Business Day:                As used herein, "Business Day" means any day, other
                             than a Saturday or Sunday or a day on which banks in The City of New York (and with respect to Notes as to which LIBOR is designated on the applicable
                             Floating Rate Note as an applicable interest rate basis or one of the applicable interest rate bases, the City of London) are generally authorized or obligated by law or executive order to close.

                                      A-10

                                                                       Exhibit B

                                  TRANSOK, INC.

                      [FORM OF FIXED RATE MEDIUM-TERM NOTE]

THIS MEDIUM-TERM NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND SALES OR OTHER TRANSFERS HEREOF MAY BE MADE ONLY TO INSTITUTIONAL INVESTORS THAT ARE "ACCREDITED INVESTORS" AS DEFINED IN RULE 501(a) PROMULGATED UNDER THE 1933 ACT APPROVED BY MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, THE FIRST BOSTON CORPORATION OR SMITH BARNEY, HARRIS UPHAM & CO. INCORPORATED (EACH A "PLACEMENT AGENT"; COLLECTIVELY, THE "PLACEMENT AGENTS") OR BY TRANSOK, INC. ("TRANSOK" OR THE "COMPANY") OR INSTITUTIONAL INVESTORS APPROVED BY ANY APPLICABLE PLACEMENT AGENT AND THE COMPANY (INDIVIDUALLY, AN "INSTITUTIONAL ACCREDITED INVESTOR" AND COLLECTIVELY, "INSTITUTIONAL ACCREDITED INVESTORS") IN TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE 1933 ACT (INCLUDING, WITHOUT LIMITATION, COMPLIANCE WITH REGULATION S PROMULGATED UNDER THE 1933 ACT ("REGULATION S")) . THIS NOTE WILL INITIALLY BEAR LEGENDS ("RESTRICTIVE LEGENDS") SETTING FORTH THE FOLLOWING REPRESENTATIONS AND RESTRICTIONS ON RESALES AND OTHER TRANSFERS. BY ITS ACCEPTANCE OF THIS NOTE BEARING A RESTRICTIVE LEGEND, THE PURCHASER WILL BE DEEMED (A) TO HAVE REPRESENTED TO THE COMPANY AND THE PLACEMENT AGENTS (i) THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO MUST BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE PURCHASER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, THE DISTRIBUTION HEREOF, OR (ii) THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A ("RULE 144A") PROMULGATED UNDER THE 1933 ACT AND IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO MUST BE QUALIFIED INSTITUTIONAL BUYERS), OR (iii) THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IS ACQUIRING THIS NOTE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY REGULATION S, AND (B) TO HAVE AGREED THAT, SO LONG AS THIS NOTE BEARS A RESTRICTIVE LEGEND, ANY RESALE OR OTHER TRANSFER OF THIS NOTE OR ANY INTEREST THEREIN WILL BE MADE ONLY (i) TO THE COMPANY OR ANY OF ITS AFFILIATES, (ii) TO, BY, THROUGH, OR IN A TRANSACTION APPROVED BY, A PLACEMENT AGENT, (iii) DIRECTLY TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION APPROVED BY THE COMPANY, (iv) THROUGH A DEALER OTHER THAN A PLACEMENT AGENT TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION APPROVED BY THE COMPANY, (v) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION (OTHER THAN A TRANSACTION

                                       B-1

DESCRIBED IN CLAUSE (ii) ABOVE) THAT MEETS THE REQUIREMENTS OF RULE 144A UNDER THE 1933 ACT, OR (vi) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION (OTHER THAN A TRANSACTION DESCRIBED IN CLAUSE (ii) ABOVE) THAT MEETS THE REQUIREMENTS OF REGULATION S; PROVIDED THAT THE FOREGOING AGREEMENT OF THE PURCHASER SHALL BE SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF SUCH PURCHASER'S PROPERTY SHALL AT ALL TIMES BE AND REMAIN WITHIN ITS CONTROL. ANY RESALE OR OTHER TRANSFER DESCRIBED IN CLAUSE (iii), (iv), (v) OR (vi) REQUIRES THE SUBMISSION TO THE ISSUING AND PAYING AGENT REFERRED TO HEREIN OF A DULY COMPLETED NOTE OR A BOND POWER IN THE FORM ATTACHED HERETO AS EXHIBIT A TO THE PRIVATE PLACEMENT MEMORANDUM RELATING TO THE OFFER OR SALE OF THE NOTES MOST RECENTLY DELIVERED BY THE COMPANY TO THE ISSUING AND PAYING AGENT. ANY RESALE OR OTHER TRANSFER, OR ATTEMPTED RESALE OR OTHER TRANSFER, OF ANY NOTE BEARING A RESTRICTIVE LEGEND WHICH IS NOT MADE IN COMPLIANCE WITH THE RESTRICTIONS SET FORTH THEREIN WILL NOT BE RECOGNIZED BY THE COMPANY. SUBJECT TO THE RIGHT OF THE COMPANY TO REQUIRE AN OPINION OF THE HOLDER'S COUNSEL, SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH RESTRICTIONS ARE NO LONGER REQUIRED UNDER THE 1933 ACT, NOTES NO LONGER SUBJECT TO THE RESTRICTIONS ON RESALES OR OTHER TRANSFERS ARISING UNDER THE 1933 ACT WITH RESPECT TO PRIVATELY PLACED SECURITIES (WHETHER BY VIRTUE OF RULE 144 OR OTHERWISE) MAY BE SURRENDERED TO THE ISSUING AND PAYING AGENT FOR NEW NOTES NOT BEARING A RESTRICTIVE LEGEND.

THIS NOTE AND RELATED DOCUMENTATION (INCLUDING, WITHOUT LIMITATION, THE ISSUING AND PAYING AGENCY AGREEMENT REFERRED TO HEREIN) MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WITHOUT THE CONSENT OF BUT UPON NOTICE TO THE REGISTERED HOLDER OF THIS NOTE SENT TO ITS REGISTERED ADDRESS, (i) TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS NOTE TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR OTHER TRANSFER OF RESTRICTED SECURITIES GENERALLY AND (ii) TO ACCOMMODATE THE ISSUANCE, IF ANY, OF THIS NOTE IN BOOK-ENTRY FORM, AS DESCRIBED HEREIN, THROUGH THE FACILITIES OF THE DEPOSITORY TRUST COMPANY OR OTHERWISE. EACH HOLDER OF THIS NOTE SHALL BE DEEMED, BY ITS ACCEPTANCE OF THIS NOTE, TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT (EACH OF WHICH SHALL BE CONCLUSIVE AND BINDING ON SUCH HOLDER AND ALL FUTURE HOLDERS OF THIS NOTE AND ANY NOTES ISSUED IN EXCHANGE OR SUBSTITUTION FOR THIS NOTE WHETHER OR NOT ANY NOTATION THEREOF IS MADE THEREON).

                                       B-2

REGISTERED                                                      PRINCIPAL AMOUNT
NO. FX-_______                                                  $_______________

                                  TRANSOK, INC.
                                MEDIUM-TERM NOTE
                                  (Fixed Rate)

ORIGINAL ISSUE DATE:             INTEREST RATE:            STATED MATURITY DATE:

INTEREST PAYMENT DATES:[ ]   Semiannually on March 1
                             and September 1

                       [ ]   Other

INITIAL REDEMPTION             INITIAL REDEMPTION              ANNUAL REDEMPTION
DATE:                          PERCENTAGE:                     PERCENTAGE
                                                               REDUCTION:

HOLDER'S OPTIONAL
REPAYMENT DATE(S):

OTHER TERMS:


               TRANSOK, INC., an Oklahoma corporation (the "Company", which term includes any successor corporation permitted by the terms hereof), for value received, hereby promises to pay to

, or registered assigns, the principal sum of

DOLLARS on the Stated Maturity Date specified above (except to the extent redeemed or repaid prior to the Stated Maturity Date) and to pay interest thereon at the Interest Rate per annum specified above, until the principal hereof is paid or duly made available for payment.

               Unless otherwise specified on the face hereof, the Company shall pay interest on each Interest Payment Date specified above commencing on the first Interest Payment Date next succeeding the Original Issue Date specified above, unless the Original Issue Date occurs between a Regular Record Date (as defined below) and the next succeeding Interest Payment Date, in which case commencing on the Interest Payment Date following the next Regular Record Date to the Registered Holder (as defined below) of this Note on such next Regular Record Date, and on the Stated Maturity Date, or any Redemption Date or Holder's Optional Repayment Date (in each case as defined on the reverse hereof) (each such Stated Maturity Date, Redemption Date and Holder's Optional Repayment Date being referred to hereinafter as a "Maturity Date" with respect to principal repayable on such date). Interest on this Note shall accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Original Issue Date specified above, to, but excluding, such Interest Payment Date or the Maturity Date, as the case may be. If a Maturity Date or an Interest Payment Date falls on a day that is not a Business Day (as defined below), principal, premium, if any, or interest payable with respect to such Maturity Date or Interest Payment Date shall be paid on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was due, and no interest shall accrue with respect to the amount so payable for the period from and after such

                                            B-3

Maturity Date or Interest Payment Date, as the case may be. The interest so payable or duly provided for on any Interest Payment Date shall be paid to the person in whose name this Note (or one or more predecessor Notes) is registered (the "Registered Holder") at the close of business on the Regular Record Date for such Interest Payment Date. The "Regular Record Date" with respect to any March 1 or September 1 Interest Payment Date shall be the February 15 or August 15 (whether or not a Business Day) immediately preceding such Interest Payment Date. The "Regular Record Date" with respect to any Interest Payment Date other than March 1 or September 1 shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date; PROVIDED, HOWEVER, that interest payable on any Maturity Date shall be payable to the person to whom the principal hereof shall be payable. As used herein, "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York, New York are generally authorized or obligated by law or executive order to close.

               Payment of the principal of, interest on and premium, if any, with respect to this Note shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

               The principal of, and premium, if any, and interest on this Note which is due on any Maturity Date, will be paid against presentation of this Note by the Registered Holder hereof at the office of the Issuing and Paying Agent, 1616 Woodall Rodgers Freeway, Dallas, TX 75202, Attention: Investor Relations, or at such other office or agency of the Company as the Company shall designate in writing to the Registered Holder hereof. The Registered Holder will be entitled to payment in immediately available funds PROVIDED this Note is presented to the Issuing and Paying Agent in accordance with the procedures set forth on the reverse hereof under the caption "Presentation of Notes for Payment".

               Payment of interest on any Interest Payment Date other than the Maturity Date will be made by check mailed to the address of the Registered Holder hereof as of the immediately preceding Regular Record Date at such address as shall appear in the Note Register (as defined on the reverse hereof) PROVIDED, HOWEVER, that at the option of the Issuing and Paying Agent, payments of interest on this Note may be made by Automated Clearinghouse ("ACH") transfer to a bank account designated by the Registered Holder hereof. Notwithstanding the foregoing, upon receipt by the Issuing and Paying Agent of written instructions from the Registered Holder hereof of an aggregate principal amount of Notes, including this Note, in excess of $10,000,000 having the same Interest Payment Date, not less than fifteen (15) calendar days prior to such Interest Payment Date, the Issuing and Paying Agent will make such payment of interest by the transfer of immediately available funds to such account at a bank as the Registered Holder hereof shall have PROVIDED, such bank has appropriate facilities therefor. The Issuing and Paying Agent has agreed to comply with all Federal income tax information reporting and withholding requirements (including, without limitation, obtaining appropriate certifications and remitting the same to the Company) with respect to payments of interest (including original issue discount) on this Note.

                                            B-4

               Neither the Company nor the Issuing and Paying Agent shall be obligated to register any transfer of this Note not made in compliance with the restrictions set forth above, on the reverse hereof and in the Issuing and Paying Agency Agreement referred to the reverse hereof.

               Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Issuing and Paying Agent under the Issuing and Payment Agency Agreement referred to on the reverse hereof by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Issuing and Paying Agency Agreement or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile.


                                       TRANSOK, INC.


                                       By:__________________________
                                            Authorized Signatory


CERTIFICATE OF AUTHENTICATION:
This is one of the Notes issued under
the Issuing and Paying Agency Agreement
referred to on the reverse hereof.

Dated:

CENTRAL AND SOUTH WEST SERVICES, INC.,
as Issuing and Paying Agent


By: _____________________________
     Authorized Officer

                                       B-5

                                [FORM OF REVERSE]

                                  TRANSOK, INC.
                                MEDIUM-TERM NOTE

                                  (Fixed Rate)

               This Note is one of a duly authorized issue of the Company's Medium-Term Notes With Maturities of 9 Months to 30 Years from Date of Issue (the "Notes"). The Notes are to be issued under the Issuing and Paying Agency Agreement, dated as of March 30, 1992 (the "Issuing and Paying Agency Agreement"), between the Company and Central and South West Services, Inc., as Issuing and Paying Agent (the "Issuing and Paying Agent," which term includes any successor Issuing and Paying Agent under the Issuing and Paying Agency Agreement). Reference is hereby made to such Issuing and Paying Agency Agreement and all supplements thereto for a statement of the respective rights thereunder of the Company, the Issuing and Paying Agent and the Registered Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuing and Paying Agency Agreement may be amended or replaced from time to time in accordance with the terms thereof, but any such amendment or replacement shall not affect the rights of the Registered Holder hereof. In acting under the Issuing and Paying Agency Agreement, the Issuing and Paying Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for any of the beneficial owners or Registered Holders of Notes, except that any funds held by the Issuing and Paying Agent for payment on this Note shall be held in trust as provided in the Issuing and Paying Agency Agreement. The terms of individual Notes may vary with respect to interest rates or interest rate formulas, issue dates, maturity dates, redemption, repayment and otherwise.

               This Note has been issued by the Issuing and Paying Agent on behalf of the Company pursuant to the Issuing and Paying Agency Agreement. Copies of the Issuing and Paying Agency Agreement and related documents are on file at the office of the Issuing and Paying Agent specified on the face hereof and are available for inspection during normal business hours at such office.

               This Note shall not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the following provisions, shall not be redeemable or repayable prior to its Stated Maturity Date.

               If so provided on the face of this Note, this Note may be redeemed by the Company on any date on and after the Initial Redemption Date, if any, specified on the face hereof. If no Initial Redemption Date is set forth on the face hereof, this Note may not be redeemed at the option of the Company prior to the Stated Maturity Date. On and after the Initial Redemption Date, if any, this Note may be redeemed at any time in whole or from time to time in part in increments of $1,000 principal amount hereof (PROVIDED, that any remaining principal hereof shall be at least $150,000) at the option of the Company at the applicable Redemption Price (as defined below) together with accrued and unpaid interest hereon at the applicable rate payable to the date of redemption (each

                                       B-6

such date, a "Redemption Date"), on written notice given by the Company to the Registered Holder not less than 30 nor more than 60 calendar days prior to the Redemption Date. Whenever less than all the Notes at any time outstanding are to be redeemed, the Notes to be so redeemed shall be selected by the Company. If less than all the Notes of identical terms at any time outstanding are to be redeemed, the Notes to be so redeemed shall be selected by the Issuing and Paying Agent by lot or in any usual manner approved by it. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Registered Holder hereof upon the surrender hereof.

               The "Redemption Price" shall initially be the Initial Redemption Percentage, if any, specified on the face hereof, of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date, shown on the face hereof, by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

               This Note may be subject to repayment at the option of the Registered Holder hereof on any Holder's Optional Repayment Date(s), if any, specified on the face hereof. If no Holder's Optional Repayment Dates are set forth on the face hereof, this Note may not be so repaid at the option of the Registered Holder hereof prior to the Stated Maturity Date. On any Holder's Optional Repayment Date this Note shall be repayable in whole or in part in increments of $1,000 (provided that any remaining principal hereof shall be at least $150,000) at the option of the Registered Holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued and unpaid interest thereon payable to the date of repayment. For this Note to be repaid in whole or in part at the option of the Registered Holder hereof, this Note must be received, with the form entitled "Option to Elect Repayment" below duly completed, by the Issuing and Paying Agent at 1616 Woodall Rodgers Freeway, Dallas, TX 75202, Attention: Investor Relations, or such other address as the Company shall from time to time notify the Registered Holders of the Notes, not less than 30 nor more than 60 calendar days prior to a Holder's Optional Repayment Date. Exercise of such repayment option by the Registered Holder hereof shall be irrevocable.

               Interest on this Note shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

               This Note, and any Note or Notes issued upon transfer or exchange hereof, may be issued only in fully registered form, without coupons, in minimum denominations of $150,000 and in integral multiples of $1,000 in excess thereof.

               The Issuing and Paying Agent shall maintain the Note Register on its own internal registration record-keeping system. The term "Note Register" shall mean the definitive record in which shall be recorded the names, addresses, addresses for payment and taxpayer identification numbers of Registered Holders of the Notes and details with respect to the issuance, transfer and exchange of Notes as appropriate. If any resale or transfer of this
Note is proposed to be made (i) directly to an institutional investor that is an "Accredited investor" as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "1933 Act") approved by a Placement Agent (as defined hereinafter) or the Company or to an institutional investor approved

                                       B-7

by any applicable Placement Agent and the Company (each such institutional investor, an "Institutional Accredited Investor"), in a transaction approved by the Company, (ii) through a dealer other than Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, The First Boston Corporation and Smith Barney, Harris Upham & Co. Incorporated (each, a "Placement Agent" and collectively, the "Placement Agents") to an Institutional Accredited Investor in a transaction approved by the Company, (iii) to a "qualified institutional buyer" as defined in Rule 144A ("Rule 144A") promulgated under the 1933 Act in a transaction (other than a transaction involving the resale or transfer to, by, through, or in a transaction approved by, a Placement Agent) which meets the requirements of Rule 144A or (iv) to an Institutional Accredited Investor in a transaction (other than a transaction involving the resale or transfer to, by, through, or in a transaction approved by, a Placement Agent) which meets the requirements of Regulation S promulgated under the 1933 Act, the Issuing and Paying Agent shall not register the transfer of this Note unless the Registered Holder hereof and the prospective purchaser have completed the Certificate of Transfer below or a Bond Power substantially in the form of EXHIBIT A to the Company's Private Placement Memorandum relating to the offer and sale of the Notes most recently delivered by the Company to the Issuing and Paying Agent (the "Bond Power") and the Issuing and Paying Agent has received this Note (and any Bond Power) at its offices at 1616 Woodall Rodgers Freeway, Dallas, TX 75202, Attention: Investor Relations, or such other address as the Company shall from time to time notify the Registered Holders of the Notes. If any resale or transfer of this Note is proposed to be made through a Placement Agent or in a transaction approved by a Placement Agent (other than a resale or transfer to, or by, a Placement Agent) and a duly completed Note or Bond Power has not been submitted to the Issuing and Paying Agent, the Issuing and Paying Agent shall register the transfer of this Note upon receipt of written instructions from the Company or the Placement Agent to effect such resale or transfer.

               The Company agrees (i) to make available upon request of the Registered Holder hereof or any prospective transferee, such information required by Rule 144A under the 1933 Act to enable resales of this Note to be made pursuant to Rule 144A and (ii) it shall otherwise use all reasonable efforts to ensure that such exemption remains available with respect to this Note. Further, the restrictions upon resales and other transfers of this Note, as set forth on this Note, may be modified from time to time, without the consent of but upon notice to the Registered Holder hereof, (A) to reflect any amendment to Rule 144A or change in the interpretation thereof or practices thereunder and (B) to accommodate the issuance, if any, of this Note in book-entry form and related matters.

               This Note, if presented for registration of transfer, shall be duly endorsed or shall be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Issuing and Paying Agent, duly executed by the Registered Holder hereof or its attorney duly authorized in writing. Subject to the conditions stated herein, the Issuing and Paying Agent shall register the transfer of this Note and complete, countersign and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations having the same aggregate principal amount and the same terms and provisions as set forth herein; PROVIDED, HOWEVER, that the Issuing and Paying Agent shall not be required to register the transfer of this Note or any portion hereof that has been called for redemption or repayment during a period beginning at the opening of business fifteen (15) calendar days before the day of mailing of a notice of such redemption or

                                       B-8

repayment and ending at the close of business on the day of such mailing. If this Note is presented for transfer other than between a Regular Record Date and a corresponding Interest Payment Date, the new Note shall be dated as of the last Interest Payment Date. If this Note is presented for transfer between a Regular Record Date and a corresponding Interest Payment Date, the new Note shall be dated as of such Interest Payment Date. If this Note is presented for transfer on an Interest Payment Date, the new Note shall be dated as of the Interest Payment Date. If no interest has been paid on this Note, the Note to be issued upon transfer shall be dated as of the date of this Note. If interest is overdue on this Note, the Note to be issued upon transfer shall be dated as of the last Interest Payment Date to which interest has been paid or duly provided for.

               In connection with any registration of transfer of this Note, the Company and the Issuing and Paying Agent may require payment by the Registered Holder hereof of a sum sufficient to cover any applicable tax or other governmental charge.

               The Company and the Issuing and Paying Agent may deem and treat the Registered Holder hereof as the absolute owner of this Note for the purpose of receiving payments of the principal of and premium, if any, and interest on this Note and for all other purposes whatsoever, whether or not this Note shall be overdue, and neither the Company nor the Issuing and Paying Agent, except as provided herein, shall be affected by notice to the contrary.

               In case this Note shall become mutilated, destroyed, lost or stolen, the Company in its discretion may, upon the written request of the Registered Holder hereof, execute and, upon the Company's request, the Issuing and Paying Agent shall complete, countersign and deliver, a new Note having identical terms and provisions and a serial number not then outstanding, payable in the same principal amount, of like tenor, dated the same date in exchange and in substitution for the mutilated Note or in lieu of and in substitution for the Note destroyed, lost or stolen. In each such case, the applicant for a substituted Note shall furnish to the Company and the Issuing and Paying Agent such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Issuing and Paying Agent evidence to their satisfaction of the destruction, loss or theft of this Note and of the ownership hereof. The Issuing and Paying Agent is authorized to complete and countersign any such substituted Note and deliver the same upon written request or authorization of any authorized representative of the Company or person designated in writing to issue instructions by such authorized representative of the Company. Upon the issuance of any substituted Note, the Company and the Issuing and Paying Agent may require the payment by the Registered Holder hereof of a sum sufficient to cover any fees and expenses connected therewith. In case this Note shall become mutilated or be destroyed, lost or stolen, after the Stated Maturity Date hereof or within 30 calendar days of redemption or any Maturity Date hereof, the Company may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender hereof except in the case of a mutilated Note) upon compliance by the Registered Holder hereof with the provisions herein. The Issuing and Paying Agent shall record on the Note Register the cancellation of any original Notes (whether or not physically surrendered to the Issuing and Paying Agent) and the reissue of Notes in substitution therefor due to mutilation, destruction, loss or theft.

               So long as this Note is outstanding, the Company will not create or assume, or permit to exist, any mortgage, lien or encumbrance on, pledge of, or other security interest (collectively, a

                                       B-9

"Mortgage"), in any property or assets of any kind (real or personal, tangible or intangible) of the Company to secure any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed by the Company ("Debt"), without at the same time securing this Note equally and ratably with such Debt; PROVIDED, HOWEVER, that this covenant shall not apply to:

               (a) Mortgages created to secure all or part of the purchase price of any property (or to secure a loan made to enable the Company or any subsidiary to acquire the property described in such Mortgage), PROVIDED that such Mortgage shall extend only to the property so acquired, fixed improvements thereon, replacements thereof and the income and profits therefrom;

               (b) Mortgages on property to secure (in the case of property which is, in the opinion of the Board of Directors, substantially unimproved for the use intended by the company) all or part of the cost of improvement thereof, or to secure Debt incurred to provide funds for any such purpose;

               (c) Mortgages which secure only indebtedness owing by the Company to one or more subsidiaries of the Company;

               (d) Mortgages on the property of any corporation or other entity existing at the time such corporation or other entity becomes a subsidiary of the Company;

               (e) Mortgages on any property to secure Debt or other indebtedness incurred in connection with the construction, installation or financing of pollution control or abatement facilities or other forms of industrial revenue bond financing or Debt issued or guaranteed by the United States of America, any State, municipality, political subdivision or any department, agency or instrumentality of any of them; or

               (f) Any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Mortgage referred to in the foregoing clauses (a) through (e) or of any Debt secured thereby, provided that the principal amount of Debt so secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement Mortgage shall be limited to all or part of substantially the same property which secured the Mortgage extended, renewed or replaced (plus improvements on such property).

               Notwithstanding the foregoing provisions, the Company may issue Debt secured by Mortgages which would otherwise be subject to the foregoing restrictions in an aggregate principal amount which, together with the aggregate outstanding principal amount of all other Debt of the Company which would otherwise be subject to the foregoing restrictions (not including Debt permitted to be secured under clauses (a) through (f)), does not at the time of issuance exceed 20% of the stockholders' equity in the Company and its consolidated subsidiary companies as shown in the latest audited consolidated balance sheet of the Company.

                                      B-10

               The following types of transactions, among others, shall not be deemed to create Debt secured by Mortgages:

                      (1) The sale or other transfer of natural gas or other
               petroleum hydrocarbons in place for a period of time until, or in an amount such that, the transferee will realize therefrom a specified amount (however determined) of money or such natural gas or other petroleum hydrocarbons, or the sale or other transfer of any other interest in property of the character commonly referred to as a production payment or as an overriding royalty, and

                      (2) Mortgages required by any contract or statute in order to permit the Company or a subsidiary of the Company to perform any contract or subcontract made by it with or at the request of the United States of America, any State, municipality, political subdivision or any department, agency or instrumentality of any of them, or to secure partial, progress, advance or any other payments to the Company or any subsidiary by the United States of America, any State, municipality, political subdivision or any department, agency or instrumentality of any of them pursuant to the provisions of any contract or statute.

               So long as this Note remains outstanding, the Company shall not consolidate with or merge with or into, or transfer all or substantially all of its assets to, any person unless (A) either the Company shall be the resulting or surviving entity or the resulting or surviving entity is a corporation organized and existing under the laws of the United States of America, a state thereof or the District of Columbia that expressly assumes all the obligations of the Company under the Notes (in which case all such obligations of the Company under the Notes shall terminate upon the assumption of such obligations by such successor), and (B) immediately before and immediately after giving effect to such transaction (and treating any indebtedness which becomes an obligation of the resulting or surviving entity as a result of such transaction as having been incurred by the resulting or surviving entity at the time of such transaction) no event shall have occurred and be continuing which with the passing of time or the giving of notice or both would allow the Registered Holder of any Note to accelerate the maturity of such Note.

               The Registered Holder of this Note may, by notice in writing to the Company, accelerate the maturity of this Note upon the occurrence of one or more of the following events:

                      (i) default in the payment of any interest upon any of the
               Notes as and when the same shall become due and payable and continuance of such default for a period of 30 calendar days; or

                      (ii) default in the payment of the principal of or
               premium, if any, on any of the Notes as and when the same becomes due and payable either at maturity or otherwise; or

                      (iii) a decree or order by a court having jurisdiction
               shall have been entered adjudging the Company a bankrupt or insolvent, or approving as properly

                                      B-11

               filed a petition seeking reorganization of the Company under the Bankruptcy Code (Title 11, U.S. Code) or any other similar applicable Federal or state law, and such decree or order shall have continued undischarged and unstayed for a period of 60 calendar days; or a decree or order of a court having jurisdiction for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 60 calendar days; or

                      (iv) the Company shall institute proceedings to be
               adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against the Company, or shall file a petition or answer or consent seeking reorganization under the Bankruptcy Code (Title 11, U.S. Code) or any other similar applicable Federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

                      (v) the Company shall fail to perform or observe any other term, covenant or agreement contained in this Note to be performed or observed by it and any such failure shall continue and remain unremedied for at least 30 calendar days after written notice, specifying such failure and requesting the Company to remedy such failure, shall have been received by the Company from the Registered Holders of at least 25% in aggregate principal amount of the Notes outstanding affected thereby; or

                      (vi) the Company shall default in the payment when due
               (subject to any applicable grace period), whether at stated maturity or otherwise, of any principal of or interest on (howsoever designated) any indebtedness for borrowed money of, or guaranteed by, the Company in the aggregate principal amount of $10 million or more, whether such indebtedness now exists or shall hereafter be created which default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable; PROVIDED, HOWEVER, that if any such acceleration shall subsequently be rescinded or annulled (including through the discharge of the accelerated indebtedness) prior to the obtaining of any judgment or decree for the payment of any money due on this Note or the actual payment of money due on this Note, any acceleration of this Note consequent solely on such other acceleration shall likewise be deemed rescinded or annulled without further action on the part of the Registered Holder.

Upon the occurrence of any event described above, the Company shall promptly instruct the Issuing and Paying Agent in writing to notify the Registered Holder of this Note as to such occurrence. In addition, the Company will, within five calendar days after the occurrence thereof, instruct the Issuing and Paying Agent in writing to promptly notify the Registered Holders of Notes in writing

                                      B-12

as to any event which after notice or lapse of time or both would become an event of default pursuant to paragraph (E) above ("default"). Upon receipt of any such written instruction in respect of the occurrence of any such event of default or default, the Issuing and Paying Agent will promptly mail to all Registered Holders of Notes such written notice of such event of default, unless in the case of any such default the Company shall have notified the Issuing and Paying Agent in writing that such default shall have been cured before the mailing of such written notice by the Issuing and Paying Agent.

               All notices to the Company under this Note shall be in writing and addressed to the Company at 2 West Sixth Street, Tulsa, Oklahoma 74119,
Attention: Treasurer or to such other address as the Company may notify the Registered Holder of this Note.

               Any action by the Registered Holder of this Note shall bind all future Registered Holders of this Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Company or the Issuing and Paying Agent in pursuance of such action.

               Any moneys paid by the Company to the Issuing and Paying Agent for the payment of the principal of, or interest or premium, if any, on any Notes, and remaining unclaimed at the end of 90 calendar days after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or upon repayment or otherwise) shall then be repaid to the Company by the Issuing and Paying Agent and upon such repayment all liability of the Issuing and Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation which the Company may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

               No provision of this Note or of the Issuing and Paying Agency Agreement shall alter or impair the obligation of the Company which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the manner and the coin or currency, herein prescribed.

               The Issuing and Paying Agency Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and performed in Texas and this Note shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments entered into and performed in New York.

               All terms not otherwise defined herein which are defined in the Issuing and Paying Agency Agreement shall have the meanings assigned to them in the Issuing and Paying Agency Agreement.

                                      B-13

                        PRESENTATION OF NOTES FOR PAYMENT

PRESENTATION OF NOTES AT MATURITY OR UPON REDEMPTION

               The principal amount of, and premium, if any, and interest on this Note due at maturity, or upon earlier redemption hereof, will be paid against presentation of this Note by the Registered Holder hereof at the offices of the Issuing and Paying Agent at:

                      Central and South West Services, Inc.
                      1616 Woodall Rodgers Freeway
                      Dallas, TX 75202
                      Attention:  Investor Relations

               The Registered Holder shall not be entitled to receive such payment in immediately available funds unless the following conditions are met:

               (1) the Registered Holder has provided in writing wire or Automated Clearinghouse ("ACH") transfer instructions to the Issuing and Paying Agent at the address specified above or by telecopy at (214) 754-1223;

               (2) the wire or ACH instructions are received by the Issuing and Paying Agent no later than the second Business Day prior to the date any such payment is due; and

               (3) the bank specified to receive such transfer has appropriate facilities therefor.

PRESENTATION OF NOTES FOR HOLDER'S OPTIONAL REPAYMENT

               This Note must be presented to the Issuing and Paying Agent at its address set forth above not less than 30 nor more than 60 calendar days prior to the Holder's Optional Repayment Date, if any, specified on the face hereof with the "Option to Elect Repayment" form below duly completed. The Registered Holder may receive payment for this Note in immediately available funds PROVIDED that the conditions set forth above have been satisfied.

ALTERNATE MANNER FOR DELIVERING NOTES

               The Registered Holder hereof may deliver this Note to IBJ Schroder Bank & Trust Company (the "Drop Agent") (or at such other office or agency of the Company as the Company shall designate in writing to the Registered Holder of this Note) for forwarding to the Issuing and Paying Agent at the address of the Drop Agent set forth below:

                      IBJ Schroder Bank & Trust Company
                      One State Street
                      New York, NY 10004
                      Attention:  Securities Transfer Department

                                      B-14

               To provide for timely presentation of this Note to the Issuing and Paying Agent, a Registered Holder must deliver this Note to the Drop Agent no later than 12:00 noon (New York City time), two Business Days prior to the date it must be received by the Issuing and Paying Agent. Payment on this Note, if subsequently presented to the Drop Agent, will be made on the second Business Day following the Drop Agent's receipt of this Note. For purposes of the preceding sentence, receipt of this Note by the Drop Agent later than 12:00 noon (New York City time) on any Business Day will be treated as receipt on the following Business Day.

THE DROP AGENT IS NOT A PAYING AGENT FOR THIS NOTE AND ITS SOLE RESPONSIBILITY SHALL BE TO FORWARD THIS NOTE TO THE ISSUING AND PAYING AGENT. THIS NOTE MUST BE RECEIVED BY THE ISSUING AND PAYING AGENT BEFORE ANY PAYMENT HEREON WILL BE MADE. WHETHER OR NOT THIS NOTE IS DELIVERED TO THE DROP AGENT AT THE TIMES SPECIFIED ABOVE, NEITHER THE ISSUING AND PAYING AGENT NOR THE DROP AGENT SHALL BE LIABLE UNDER ANY CIRCUMSTANCES FOR ANY UNTIMELY PRESENTATION OF THIS NOTE TO THE ISSUING AND PAYING AGENT.

                                  ABBREVIATIONS

               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

               TEN COM--as tenants in common

               UNIF GIFT MIN ACT--..........Custodian..........

                      Under Uniform Gifts to Minors Act
                      .................................

               TEN ENT--as tenants by the entireties

               JT TEN--as joint tenants with right of survivorship
                       and not as tenants in common

               Additional abbreviations may also be used though not in the above list.

                                      B-15

                            OPTION TO ELECT REPAYMENT

               The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon payable to the repayment date, to the undersigned, at

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
(Please print or typewrite name and address of the undersigned)

               If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the undersigned elects to have repaid and specify the denomination or denominations (which shall be $150,000 or an integral multiple of $1,000 in excess of $150,000) of the Notes to be issued to the undersigned for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

Principal amount to be repaid:                     $
  (if less than the entire
  principal amount hereof)

                                    NO. OF NOTES                 DENOMINATION(S)

Reissuance Instructions:                                         $
  (if needed)


Date
                                                   NOTICE: The signature on this
                                                   Option to Elect Repayment
                                                   must correspond with the name
                                                   as written upon the face of
                                                   this Note in every
                                                   particular, without
                                                   alteration or enlargement or
                                                   any change whatsoever.

                                      B-16

                             CERTIFICATE OF TRANSFER

(Not required for resales or other transfers to the Company or any of its affiliates or a Placement Agent or resales or other transfers by, through, or in a transaction approved by, a Placement Agent)

               FOR VALUE RECEIVED, the undersigned Registered Holder hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE

___________________________________


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

(Please print or typewrite name and address including zip code of Assignee)

the accompanying Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

               In connection with any resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Issuing and Paying Agency Agreement referred to therein (other than a resale or other transfer made (i) to the Company or any of its affiliates or (ii) to, by, through, or in a transaction approved by, one of the Placement Agents referred to in such legend), the undersigned confirms that without utilizing any general solicitation or general advertising:

                                   [Check one]

[ ] (a) This Note is being transferred by the undersigned to a "qualified institutional buyer" as defined in Rule 144A promulgated under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A promulgated thereunder.

                                       OR

[ ]           (b) This Note is being transferred by the undersigned in an
               "Offshore Transaction" as defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

                                       OR

                                      B-17

[ ] (c) This Note is being transferred by the undersigned to an institutional investor that is an "Accredited investor" as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended, and that the undersigned has been advised by the undersigned prospective purchaser that it intends to hold such Note for investment and not for distribution, subject to any requirement of law that the disposition of the undersigned's property shall at all times be and remain within its control.

If none of the foregoing boxes are checked, then, so long as the accompanying Note shall bear a legend on its face restricting resales and other transfers thereof (except in the case of a resale or other transfer made (i) to the Company or any of its affiliates or (ii) to, by, through, or in a transaction approved by, one of the Placement Agents referred to in such legend), the Issuing and Paying Agent shall not register this Note in the name of any person other than the Registered Holder of this Note unless and until the conditions to any such registration of transfer set forth in this Note, on the face hereof and in Section 14 of the Issuing and Paying Agency Agreement shall have been satisfied.

Dated:_______________________                      ____________________________
                                                   NOTICE: The signature of the
                                                   Registered Holder to this
                                                   assignment must correspond
                                                   with the name as written upon
                                                   the face of the within Note
                                                   in every particular, without
                                                   alteration or enlargement or
                                                   any change whatsoever.


TO BE COMPLETED BY PURCHASER
IF (a) ABOVE IS CHECKED:

               The undersigned represents and warrants that (i) it is a "qualified institutional buyer" as defined in Rule 144A promulgated under the Securities Act of 1933, as amended, and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned by one of its executive officers, and (iii) it is aware that the Registered Holder of this
Note is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:_______________________                      ____________________________
                                                   NOTICE:  To be executed by an
                                                   executive officer.


TO BE COMPLETED BY PURCHASER
IF (c) ABOVE IS CHECKED:

               The undersigned represents and warrants that it is an institutional investor that is an "Accredited Investor" as defined in Rule 501(a) promulgated under the Securities Act of 1933, as

                                      B-18

amended, and that this instrument has been executed on behalf of the undersigned by one of its executive officers. The undersigned undertakes to hold this Note for investment and not for distribution, subject to any requirement of law that the disposition of the undersigned's property shall at all times be and remain within its control.

Dated:_______________________                      ____________________________
                                                   NOTICE:  To be executed by an
                                                   executive officer.

               Inquiries concerning the transfer of Notes or this Certificate of Transfer should be directed to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch World Headquarters, World Financial Center, North Tower, New York, New York 10281-1307, telephone (212) 449-4534, attention: Mr. Chris Carmody; or to Treasurer, Transok, Inc., 2 West Sixth Street, P.O. Box 3008, Tulsa, Oklahoma 74101, telephone (918) 583-1121; or to John F. Parell, Director, The First Boston Corporation, Park Avenue Plaza, 55 East 52nd Street, New York, N.Y. 10055, telephone (212) 909-2000; or to Smith Barney, Harris Upham & Co. Incorporated, 1345 Avenue of the Americas, New York, N.Y. 10105, telephone (212) 698-3950, Attention: Manager-Capital Transactions.

                                      B-19
                                                                       Exhibit C

                                  TRANSOK, INC.

                    [FORM OF FLOATING RATE MEDIUM-TERM NOTE]

THIS MEDIUM-TERM NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND SALES OR OTHER TRANSFERS HEREOF MAY BE MADE ONLY TO INSTITUTIONAL INVESTORS THAT ARE "ACCREDITED INVESTORS" AS DEFINED IN RULE 501(a) PROMULGATED UNDER THE 1933 ACT APPROVED BY MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, THE FIRST BOSTON CORPORATION OR SMITH BARNEY, HARRIS UPHAM & CO. INCORPORATED (EACH A "PLACEMENT AGENT"; COLLECTIVELY, THE "PLACEMENT AGENTS") OR BY TRANSOK, INC. ("TRANSOK" OR THE "COMPANY") OR INSTITUTIONAL INVESTORS APPROVED BY ANY APPLICABLE PLACEMENT AGENT AND THE COMPANY (INDIVIDUALLY, AN "INSTITUTIONAL ACCREDITED INVESTOR" AND COLLECTIVELY, "INSTITUTIONAL ACCREDITED INVESTORS") IN TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE 1933 ACT (INCLUDING, WITHOUT LIMITATION, COMPLIANCE WITH REGULATION S PROMULGATED UNDER THE 1933 ACT ("REGULATION S")) . THIS NOTE WILL INITIALLY BEAR LEGENDS ("RESTRICTIVE LEGENDS") SETTING FORTH THE FOLLOWING REPRESENTATIONS AND RESTRICTIONS ON RESALES AND OTHER TRANSFERS. BY ITS ACCEPTANCE OF THIS NOTE BEARING A RESTRICTIVE LEGEND, THE PURCHASER WILL BE DEEMED (A) TO HAVE REPRESENTED TO THE COMPANY AND THE PLACEMENT AGENTS (i) THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO MUST BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE PURCHASER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, THE DISTRIBUTION HEREOF, OR (ii) THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A ("RULE 144A") PROMULGATED UNDER THE 1933 ACT AND IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO MUST BE QUALIFIED INSTITUTIONAL BUYERS), OR (iii) THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IS ACQUIRING THIS NOTE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY REGULATION S, AND (B) TO HAVE AGREED THAT, SO LONG AS THIS NOTE BEARS A RESTRICTIVE LEGEND, ANY RESALE OR OTHER TRANSFER OF THIS NOTE OR ANY INTEREST THEREIN WILL BE MADE ONLY (i) TO THE COMPANY OR ANY OF ITS AFFILIATES, (ii) TO, BY, THROUGH, OR IN A TRANSACTION APPROVED BY, A PLACEMENT AGENT, (iii) DIRECTLY TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION APPROVED BY THE COMPANY, (iv) THROUGH A DEALER OTHER THAN A PLACEMENT AGENT TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION APPROVED BY THE COMPANY, (v) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION (OTHER THAN A TRANSACTION

                                       C-1

DESCRIBED IN CLAUSE (ii) ABOVE) THAT MEETS THE REQUIREMENTS OF RULE 144A UNDER THE 1933 ACT, OR (vi) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION (OTHER THAN A TRANSACTION DESCRIBED IN CLAUSE (ii) ABOVE) THAT MEETS THE REQUIREMENTS OF REGULATION S; PROVIDED THAT THE FOREGOING AGREEMENT OF THE PURCHASER SHALL BE SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF SUCH PURCHASER'S PROPERTY SHALL AT ALL TIMES BE AND REMAIN WITHIN ITS CONTROL. ANY RESALE OR OTHER TRANSFER DESCRIBED IN CLAUSE (iii), (iv), (v) OR (vi) REQUIRES THE SUBMISSION TO THE ISSUING AND PAYING AGENT REFERRED TO HEREIN OF A DULY COMPLETED NOTE OR A BOND POWER IN THE FORM ATTACHED HERETO AS EXHIBIT A TO THE PRIVATE PLACEMENT MEMORANDUM RELATING TO THE OFFER OR SALE OF THE NOTES MOST RECENTLY DELIVERED BY THE COMPANY TO THE ISSUING AND PAYING AGENT. ANY RESALE OR OTHER TRANSFER, OR ATTEMPTED RESALE OR OTHER TRANSFER, OF ANY NOTE BEARING A RESTRICTIVE LEGEND WHICH IS NOT MADE IN COMPLIANCE WITH THE RESTRICTIONS SET FORTH THEREIN WILL NOT BE RECOGNIZED BY THE COMPANY. SUBJECT TO THE RIGHT OF THE COMPANY TO REQUIRE AN OPINION OF THE HOLDER'S COUNSEL, SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH RESTRICTIONS ARE NO LONGER REQUIRED UNDER THE 1933 ACT, NOTES NO LONGER SUBJECT TO THE RESTRICTIONS ON RESALES OR OTHER TRANSFERS ARISING UNDER THE 1933 ACT WITH RESPECT TO PRIVATELY PLACED SECURITIES (WHETHER BY VIRTUE OF RULE 144 OR OTHERWISE) MAY BE SURRENDERED TO THE ISSUING AND PAYING AGENT FOR NEW NOTES NOT BEARING A RESTRICTIVE LEGEND.

THIS NOTE AND RELATED DOCUMENTATION (INCLUDING, WITHOUT LIMITATION, THE ISSUING AND PAYING AGENCY AGREEMENT REFERRED TO HEREIN) MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WITHOUT THE CONSENT OF BUT UPON NOTICE TO THE REGISTERED HOLDER OF THIS NOTE SENT TO ITS REGISTERED ADDRESS, (i) TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS NOTE TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR OTHER TRANSFER OF RESTRICTED SECURITIES GENERALLY AND (ii) TO ACCOMMODATE THE ISSUANCE, IF ANY, OF THIS NOTE IN BOOK-ENTRY FORM, AS DESCRIBED HEREIN, THROUGH THE FACILITIES OF THE DEPOSITORY TRUST COMPANY OR OTHERWISE. EACH HOLDER OF THIS NOTE SHALL BE DEEMED, BY ITS ACCEPTANCE OF THIS NOTE, TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT (EACH OF WHICH SHALL BE CONCLUSIVE AND BINDING ON SUCH HOLDER AND ALL FUTURE HOLDERS OF THIS NOTE AND ANY NOTES ISSUED IN EXCHANGE OR SUBSTITUTION FOR THIS NOTE WHETHER OR NOT ANY NOTATION THEREOF IS MADE THEREON).

                                       C-2

REGISTERED                                                      PRINCIPAL AMOUNT
NO. FLR-                                                        $_______________

                                  TRANSOK, INC.
                                MEDIUM-TERM NOTE
                                 (Floating Rate)


INTEREST RATE BASIS(ES):    ORIGINAL ISSUE DATE:        STATED MATURITY DATE:
INDEX MATURITY:             INITIAL INTEREST RATE:      INTEREST PAYMENT PERIOD:
SPREAD:                     INITIAL INTEREST            INTEREST PAYMENT DATES:
                            RESET DATE:
SPREAD MULTIPLIER:          INTEREST RESET PERIOD:      INTEREST RESET DATES:
MAXIMUM INTEREST:           MINIMUM INTEREST RATE:      INITIAL REDEMPTION DATE:
INITIAL REDEMPTION          ANNUAL REDEMPTION           HOLDER'S OPTIONAL
PERCENTAGE:                 PERCENTAGE REDUCTION:       REPAYMENT DATE(S):
CALCULATION AGENT: _____________
(if other than Central and South West
     Services, Inc.)                                    OTHER TERMS:


               TRANSOK, INC., an Oklahoma corporation (the "Company", which term includes any successor corporation permitted by the terms hereof) for value received, hereby promises to pay to

, or registered assigns, the principal sum of

DOLLARS on the Stated Maturity Date specified above (except to the extent redeemed or repaid prior to the Stated Maturity Date), and to pay interest thereon, at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate per annum determined in accordance with the provisions hereof under the heading "Determination of Commercial Paper Rate," "Determination of CD Rate," "Determination of Federal Funds Rate," "Determination of LIBOR," "Determination of Prime Rate," and "Determination of Treasury Rate," depending upon whether the Interest Rate Basis specified above is Commercial Paper Rate, CD Rate, Federal Funds Rate, LIBOR, Prime Rate, Treasury Rate, or the lower of any two or more of such rates, as specified above, until the principal hereof is paid or duly made available for payment.

               The Company will pay interest monthly, quarterly, semiannually or annually as specified above under "Interest Payment Period," on each Interest Payment Date specified above, commencing with the first Interest Payment Date specified above next succeeding the Original Issue Date specified above, and on the Stated Maturity Date, or any Redemption Date (as defined on the reverse hereof) or Holder's Optional Repayment Date specified above (each such Stated Maturity Date, Redemption Date and Holder's Optional Repayment Date are referred to hereinafter as a "Maturity Date" with respect to principal repayable on such date); PROVIDED, HOWEVER, that if the

                                       C-3

Original Issue Date occurs between a Regular Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the Interest Payment Date following the next Regular Record Date to the Registered Holder (as defined below) hereof on such next Regular Record Date; and PROVIDED, FURTHER, that if an Interest Payment Date other than the Maturity Date is originally scheduled to occur on a day that is not a Business Day (as defined on the reverse hereof), such Interest Payment Date shall instead be the next succeeding day that is a Business Day, except that in the case the Interest Rate Basis (or one of the Interest Rate Bases) specified above is LIBOR and such next succeeding Business Day falls in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. If the Maturity Date falls on a day that is not a Business Day, the related payment of principal, premium or interest shall be made on the next succeeding Business Day with the same force and effect as if it were made on the date on which such payment were due, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date. Except as provided above, interest payments shall be made on the Interest Payment Dates specified above. The "Regular Record Date" with respect to any Interest Payment Date shall be the fifteenth calendar day (whether or not a Business Day) immediately preceding such Interest Payment Date. Interest on this Note will accrue from and including, the Original Issue Date specified above at the rates determined from time to time as specified herein, until the principal hereof has been paid or duly made available for payment. The interest so payable or duly provided for on any Interest Payment Date will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered (the "Registered Holder") at the close of business on the Regular Record Date for such Interest Payment Date; PROVIDED, HOWEVER, that interest payable on any Maturity Date shall be payable to the person to whom the principal hereof shall be payable.

               Payments of the principal of, premium, if any, and interest on, with respect to this Note shall be made in such coin or currency of The United States of America as at the time of payment is legal tender for the payment of public and private debts.

               The principal of, and premium, if any, and interest on this Note, which is due on any Maturity Date, will be paid against presentation of this Note by the Registered Holder hereof at the office of the Issuing and Paying Agent, 1616 Woodall Rodgers Freeway, Dallas, TX 75202, Attention: Investor Relations, or at such other office or agency of the Company as the Company shall designate by written notice to the Registered Holder hereof. The Registered Holder will be entitled to payment in immediately available funds PROVIDED this
Note is presented to the Issuing and Paying Agent in accordance with the procedures set forth on the reverse hereof under the caption "Presentation of Notes for Payment".

               Payment of interest on any Interest Payment Date other than the Maturity Date will be made on each Interest Payment Date by check mailed to the address of the Registered Holder hereof as of the immediately preceding Regular Record Date at such address as shall appear in the Note Register (as defined on the reverse hereof) PROVIDED, HOWEVER, that at the option of the Issuing and Paying Agent, payments of interest on this Note may be made by Automated Clearinghouse ("ACH") transfer to a bank account designated by the Registered Holder hereof. Notwithstanding the foregoing, upon receipt of written instructions from the Registered Holder hereof of an aggregate principal amount of Notes, including this Note, in excess of $10,000,000 having the same Interest

                                       C-4

Payment Date, not less than fifteen (15) calendar days prior to such Interest Payment Date, the Issuing and Paying Agent will make such payment of interest by the transfer of immediately available funds to such account at a bank as the Registered Holder hereof shall have designated; PROVIDED, such bank has appropriate facilities therefor. The Issuing and Paying Agent has agreed to comply with all Federal income tax information reporting and withholding requirements (including, without limitation, obtaining appropriate certifications and remitting the same to the Company) with respect to payments of interest (including original issue discount) on this Note.

               Neither the Company nor the Issuing and Paying Agent shall be obligated to register any transfer of this Note not made in compliance with the restrictions set forth above, on the reverse hereof and in the Issuing and Paying Agency Agreement referred to on the reverse hereof.

               Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Issuing and Paying Agent under the Issuing and Paying Agency Agreement referred to on the reverse hereof by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Issuing and Paying Agency Agreement or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile.

                                       TRANSOK, INC.



                                       By: ____________________
                                           Authorized Signatory


CERTIFICATE OF AUTHENTICATION:
This is one of the Notes issued under the Issuing and Paying Agency Agreement referred to on the reverse hereof.

Dated: _______________

CENTRAL AND SOUTH WEST SERVICES, INC.,
as Issuing and Paying Agent


By: ____________________________
    Authorized Officer

                                       C-5

                                [FORM OF REVERSE]

                                  TRANSOK, INC.
                                MEDIUM-TERM NOTE

                                 (Floating Rate)

               This Note is one of a duly authorized issue of the Company's Medium-Term Notes With Maturities of 9 Months to 30 Years from Date of Issue (the "Notes"). The Notes are issuable under the Issuing and Paying Agency Agreement, dated as of March 30, 1992 (the "Issuing and Paying Agency Agreement"), between the Company and Central and South West Services, Inc., as Issuing and Paying Agent (the "Issuing and Paying Agent," which term includes any successor Issuing and Paying Agent under the Issuing and Paying Agency Agreement). Reference is hereby made to such Issuing and Paying Agency Agreement and all supplements thereto for a statement of the respective rights thereunder of the Company, the Issuing and Paying Agent and the Registered Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuing and Paying Agency Agreement may be amended from time to time in accordance with the terms thereof, but any such amendment will not affect the rights of the Registered Holder hereof. In acting under the Issuing and Paying Agency Agreement, the Issuing and Paying Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for any of the beneficial owners or Registered Holders of Notes, except that any funds held by the Issuing and Paying Agent for payment on this Note shall be held in trust as provided in the Issuing and Paying Agency Agreement. The terms of individual Notes may vary with respect to interest rates or interest rate formulas, issue dates, maturity dates, redemption, repayment and otherwise.

               This Note has been issued by the Issuing and Paying Agent on behalf of the Company pursuant to the Issuing and Paying Agency Agreement. Copies of the Issuing and Paying Agency Agreement and related documents are on file at the office of the Issuing and Paying Agent and are available for inspection during normal business hours at such office.

               This Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the following provisions, will not be redeemable or repayable prior to the Stated Maturity Date.

               If so provided on the face of this Note, this Note may be redeemed by the Company on any date on and after the Initial Redemption Date, if any, specified on the face hereof. If no Initial Redemption Date is specified on the face hereof, this Note may not be redeemed prior to the Stated Maturity Date. On and after the Initial Redemption Date, if any, this Note may be redeemed at any time either in whole or from time to time in part in increments of $1,000 (PROVIDED, that any remaining principal amount hereof shall be at least $150,000) at the option of the Company at the applicable Redemption Price (as defined below), together with accrued and unpaid interest hereon at the applicable rate borne by this Note to the date of redemption (each such date a "Redemption Date"), on written notice given by the Company to the Registered Holder not less than 30 nor more

                                       C-6

than 60 calendar days prior to the Redemption Date. Whenever less than all the Notes at any time outstanding are to be redeemed, the Notes to be redeemed shall be selected by the Company. If less than all the Notes with identical terms at any time outstanding are to be redeemed, the Notes to be so redeemed shall be selected by the Issuing and Paying Agent by lot or in any usual manner approved by it. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Registered Holder hereof upon the surrender hereof.

               The "Redemption Price" shall initially be the Initial Redemption Percentage specified on the face hereof of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

               This Note may be subject to repayment at the option of the Registered Holder hereof on any Holder's Optional Repayment Date(s), if any, specified on the face hereof. If no Holder's Optional Repayment Date(s) are set forth on the face hereof, this Note may not be so repaid at the option of the Registered Holder hereof prior to the Stated Maturity Date. On any Holder's Optional Repayment Date, this Note shall be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $150,000) at the option of the Registered Holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued and unpaid interest hereon payable to the date of repayment. For this Note to be repaid in whole or in part at the option of the Registered Holder hereof, this Note must be received, with the form entitled "Option to Elect Repayment" below duly completed, by the Issuing and Paying Agent at its offices located at 1616 Woodall Rodgers Freeway, Dallas, TX 75202, Attention:
Investor Relations, or at such address as the Company shall from time to time notify the Registered Holders of the Notes, not less than 30 nor more than 60 calendar days prior to a Holder's Optional Repayment Date. Exercise of such repayment option by the Registered Holder hereof shall be irrevocable.

               This Note will bear interest at the rate determined by reference to the Interest Rate Basis specified on the face hereof or the lowest of two or more Interest Rate Bases, in either case (i) plus or minus the Spread, if any, and/or (ii) multiplied by the Spread Multiplier, if any, as specified on the face hereof. The Interest Rate Basis will be the rate determined in accordance with the applicable provision below. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable will be reset as of each Interest Reset Date specified on the face hereof. If any Interest Reset Date is originally scheduled to occur on a day that is not a Business Day (as defined below), such Interest Reset Date will instead be the next day that is a Business Day, except that if an Interest Rate Basis specified on the face hereof is LIBOR and such next Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day.

               Interest payable on this Note on any Interest Payment Date will be the amount of interest accrued from, and including, the next preceding Interest Payment Date in respect of which interest has been paid (or from, and including, the Original Issue Date specified on the face hereof, if no interest has been paid) to, but excluding, the related Interest Payment Date; PROVIDED, HOWEVER, that if the Interest Reset Period with respect to this Note is daily or weekly, interest payable on any

                                       C-7

Interest Payment Date will include interest accrued, from and including, the Original Issue Date, if no interest has been paid, or from, but excluding, the last Regular Record Date to which interest has been paid, as the case may be, through and including the Regular Record Date next preceding the applicable Interest Payment Date; and PROVIDED, FURTHER, that the interest payments on the Maturity Date will include interest accrued to, but excluding, the Maturity Date. Accrued interest hereon will be an amount calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factor calculated for each day from the Original Issue Date, or from the last date to which interest shall have been paid or duly provided for, to the date for which accrued interest is being calculated. The interest factor for each such day will be computed by dividing the interest rate applicable to such day by 360 in the case of Notes having as their Interest Rate Basis the Commercial Paper Rate, the CD Rate, the Federal Funds Rate, LIBOR or the Prime Rate or by the actual number of days in the year in the case of Notes having as their Interest Rate Basis the Treasury Rate. The interest factor for Notes for which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only the lowest of such Interest Rate Bases applied.

               Commencing with the Initial Interest Reset Date specified on face hereof following the Original Issue Date specified on the face hereof, the rate at which interest on this Note is payable shall be adjusted daily, weekly, monthly, quarterly, semiannually or annually as specified on the face hereof under "Interest Reset Period." The interest rate in effect on each day shall be
(a) if such day is an Interest Reset Date, the interest rate determined on the Interest Determination Date (as defined below) pertaining to such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined on the Interest Determination Date pertaining to the next preceding Interest Reset Date, provided that (i) the interest rate in effect from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate specified on the face hereof, and (ii) the interest rate in effect for the ten days immediately prior to the Maturity Date shall be the rate in effect on the tenth day preceding the Maturity Date.

               The "Interest Determination Date" with respect to the Commercial Paper Rate, the CD Rate, the Federal Funds Rate and the Prime Rate will be the second Business Day preceding each Interest Reset Date. The "Interest Determination Date" with respect to LIBOR shall be the second London Business Day (as defined below) preceding each Interest Reset Date. The "Interest Determination Date" with respect to the Treasury Rate will be the day in the week in which the related Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); PROVIDED, HOWEVER, that if, as a result of a legal holiday, an auction is held on the Friday of the week preceding the related Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and PROVIDED, FURTHER, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day following such auction. The Interest Determination Date pertaining to this Note, if the interest rate hereon is determined with reference to two or more Interest Rate Bases, will be the first Business Day which is at least two Business Days prior to such Interest Reset Date on which each Interest Rate Basis shall be determinable. Each Interest Rate Basis shall be determined and

                                       C-8

compared on such date, and the applicable interest rate shall take effect on the related Interest Reset Date.

               The "Calculation Date" pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day and (ii) the Business Day prior to the Interest Payment Date on which such accrued interest will be payable.

               All percentages resulting from any calculation on this Note shall be rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation shall be rounded to the nearest cent (with one-half cent being rounded upward).

               As used herein, "Business Day" means any day other than a Saturday or Sunday or a day on which banks in The City of New York (or, in the case LIBOR is an applicable Interest Rate Basis for this Note, as specified on the face hereof, the City of London) are generally authorized or obligated by law or executive order to close. As used herein, "London Business Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

               DETERMINATION OF COMMERCIAL PAPER RATE. If an Interest Rate Basis for this Note is the Commercial Paper Rate, as specified on the face hereof, the Commercial Paper Rate shall be determined on the applicable Interest Determination Date (a "Commercial Paper Rate Interest Determination Date"), as the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication ("H.15 (519)"), under the heading "Commercial Paper." In the event such rate is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Rate Interest Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication ("Composite Quotations") under the heading "Commercial Paper." If by 3:00 P.M., New York City time, on the related Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate for such Commercial Paper Rate Interest Determination Date will be as calculated by the Calculation Agent or such successor thereto as is duly appointed by the Company and specified on the face hereof (the "Calculation Agent") and will be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of commercial paper (which may include an affiliate of any Placement Agent) in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA," or its equivalent, from a nationally recognized securities rating agency; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined on such Commercial Paper Rate Interest Determination Date

                                       C-9

shall be the rate determined with respect to the immediately preceding Commercial Paper Rate Interest Determination Date or, in the case of the first Commercial Paper Rate Interest Determination Date, the Initial Interest Rate specified on the face hereof.

               "Money Market Yield" shall be a yield calculated in accordance with the following formula:

        Money Market Yield =       D X 360      x  100
                              ----------------
                                360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

               DETERMINATION OF CD RATE. If an Interest Rate Basis for this Note is the CD Rate, as indicated on the face hereof, the CD Rate shall be determined on the applicable Interest Determination Date (a "CD Rate Interest Determination Date") as the rate on such date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as such rate is published in H.15(519), under the heading "CDs (Secondary Market)", or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Certificates of Deposit." If such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on the Calculation Date, then the CD Rate with respect to such CD Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 9:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading non-bank dealers in negotiable United States dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing in the market for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereof in the denomination of $5,000,000; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the CD Rate determined with respect to such CD Rate Interest Determination Date will be the CD Rate determined on the immediately preceding CD Rate Interest Determination Date or, in the case of the first CD Rate Interest Determination Date, the Initial Interest Rate specified on the face hereof.

               DETERMINATION OF FEDERAL FUNDS RATE. If an Interest Rate Basis for this Note is the Federal Funds Rate, as specified on the face hereof, the Federal Funds Rate will be determined on the applicable Interest Determination Date (a "Federal Funds Rate Interest Determination Date"), as the rate on that date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)" or, if not so published by 3:00 P.M. New York City time, on the related Calculation Date, the rate on such Federal Funds Rate Interest Determination Date, as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If such rate is not published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on the related Calculation Date, the Federal Funds Rate for such Federal Funds Rate Interest Determination

                                      C-10

Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates as of approximately 11:00 A.M., New York City time, on such Federal Funds Rate Interest Determination Date for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; PROVIDED, HOWEVER, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined on such Federal Funds Rate Interest Determination Date shall be the Federal Funds Rate determined on the immediately preceding Federal Funds Rate Interest Determination Date or, in the case of the first Federal Funds Rate Interest Determination Date, the Initial Interest Rate specified on the face hereof.

               DETERMINATION OF LIBOR. If an Interest Rate Basis for this Note is LIBOR, as specified on the face hereof, LIBOR will be determined with respect to any applicable Interest Determination Date (a "LIBOR Interest Determination Date") , on the basis of the offered rates for deposits in United States dollars for the period of the Index Maturity specified on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, which appear on the Reuters Screen LIBO Page (as defined below) at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date. If at least two such offered rates appear on the Reuters Screen LIBO Page, LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of such offered rates as determined by the Calculation Agent. "Reuters Screen LIBO Page" means the display designated as Page "LIBO" on the Reuters Monitor Money Rate Service (or such other page as may replace the LIBO Page on that service for the purpose of displaying London interbank offered rates of major banks).

               With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear on the Reuters Screen LIBO Page as specified above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of the Index Maturity, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than U.S.$l million and that is representative for a single transaction in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date shall be the arithmetic mean of such quotations as determined by the Calculation Agent. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be calculated by the Calculation Agent as the arithmetic mean of the rates quoted by three major reference banks in The City of New York selected by the Calculation Agent at approximately 11:00 A.M., New York City time, on such LIBOR Interest Determination Date for loans in United States dollars to leading European banks having the Index Maturity specified on the face hereof and in a principal amount equal to an amount of not less than U.S.$1 million and that is representative for a single transaction in such market at such time; PROVIDED, HOWEVER, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined on such LIBOR Interest Determination Date will be LIBOR determined on the immediately preceding LIBOR Interest Determination Date or, in the case of the first LIBOR Interest Determination Date, the Initial Interest Rate specified on the face hereof.

                                      C-11

               DETERMINATION OF PRIME RATE. If an Interest Rate Basis for this
Note is the Prime Rate; as specified on the face hereof, the Prime Rate will be determined on the applicable Interest Determination Date (a "Prime Rate Interest Determination Date") as the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Rate Interest Determination Date by three major money center banks in The City of New York as selected by the Calculation Agent. If fewer than three such quotations are provided, the Prime Rate will be calculated by the Calculation Agent and shall be determined as the arithmetic mean of the prime rates quoted in The City of New York by three substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, each having total equity capital of at least $500 million and being subject to supervision or examination by a Federal or state authority, selected by the Calculation Agent to quote such rate or rates; PROVIDED, HOWEVER, that if the banks or trust companies selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate determined on such Prime Rate Interest Determination Date will be the Prime
Rate determined on the immediately preceding Prime Rate Interest Determination Date or, in the case of the first Prime Rate Interest Determination Date, the Initial Interest Rate specified on the face hereof.

               DETERMINATION OF TREASURY RATE. If an Interest Rate Basis for this Note is the Treasury Rate, as specified on the face hereof, the Treasury Rate will be determined on the applicable Interest Determination Date (a "Treasury Rate Interest Determination Date") as the rate applicable to the most recent auction of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof, as such rate is published in H.15 (519), under the heading "Treasury Bills -- auction average (investment)" or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the Index Maturity specified on the face hereof are not reported as provided by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held in a particular week, then the Treasury Rate will be calculated by the Calculation Agent and shall will be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three leading primary United States government securities dealers (which may include an affiliate of any Placement Agent) as selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate shall be the Treasury Rate determined on the immediately preceding Treasury Rate Interest Determination Date or, in the case of the first Treasury Rate Interest Determination Date, the Initial Interest Rate specified on the face hereof.

               Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The interest rate on this Note shall in no event be

                                      C-12

higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

               At the request of the Registered Holder hereof, the Issuing and Paying Agent will provide to the Registered Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date.

               This Note, and any Note or Notes issued upon transfer or exchange hereof, may be issued only in fully registered form, without coupons, in minimum denominations of $150,000 and in integral multiples of $1,000 in excess thereof.

               The Issuing and Paying Agent shall maintain the Note Register on its own internal registration record-keeping system. The term "Note Register" shall mean the definitive record in which shall be recorded the names, addresses, addresses for payment and taxpayer identification numbers of Registered Holders of the Notes and details with respect to the issuance, transfer and exchange of Notes as appropriate. If any resale or transfer of this
Note is proposed to be made (i) directly to an institutional investor that is an "Accredited investor" as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "1933 Act") approved by a Placement Agent (as defined hereinafter) or the Company or to an institutional investor approved by any applicable Placement Agent and the Company (each such institutional investor, an "Institutional Accredited Investor"), in a transaction approved by the Company, (ii) through a dealer other than Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, The First Boston Corporation and Smith Barney, Harris Upham & Co. Incorporated (each, a "Placement Agent and collectively, the "Placement Agents") to an Institutional Accredited Investor in a transaction approved by the Company, (iii) to a "qualified institutional buyer" as defined in Rule 144A ("Rule 144A") promulgated under the 1933 Act in a transaction (other than a transaction involving the resale or transfer to, by, through, or in a transaction approved by, a Placement Agent) which meets the requirements of Rule 144A or (iv) to an Institutional Accredited Investor in a transaction (other than a transaction involving the resale or transfer to, by, through, or in a transaction approved by, a Placement Agent) which meets the requirements of Regulation S promulgated under the 1933 Act, the Issuing and Paying Agent shall not register the transfer of this Note unless the Registered Holder hereof and the prospective purchaser have completed the Certificate of Transfer below or a Bond Power substantially in the form of EXHIBIT A to the Company's Private Placement Memorandum relating to the offer and sale of the Notes most recently delivered by the Company to the Issuing and Paying Agent (the "Bond Power") and the Issuing and Paying Agent has received this Note (and any Bond Power) at its offices at 1616 Woodall Rodgers Freeway, Dallas, TX 75202, Attention: Investor Relations, or such address as the Company shall from time to time notify the Registered Holders of the Notes. If any resale or transfer of this Note is proposed to be made through a Placement Agent or in a transaction approved by a Placement Agent (other than a resale or transfer to, or by, a Placement Agent) and a duly completed Note or Bond Power has not been submitted to the Issuing and Paying Agent, the Issuing and Paying Agent shall register the transfer of the Note upon receipt of written instructions from the Company or the Placement Agent to effect such resale or transfer.

               The Company agrees (i) to make available upon request of the Registered Holder hereof or any prospective transferee, such information required by Rule 144A under the 1933 Act

                                      C-13

to enable resales of this Note to be made pursuant to Rule 144A and (ii) it will otherwise use all reasonable efforts to ensure that such exemption remains available with respect to this Note. Further, the restrictions upon resales and other transfers of this Note, as set forth on this Note, may be modified from time to time, without the consent of but upon notice to the Registered Holder hereof, (A) to reflect any amendment to Rule 144A or change in the interpretation thereof or practices thereunder and (B) to accommodate the issuance, if any, of this Note in book-entry form and related matters.

               This Note, if presented for registration of transfer, shall be duly endorsed or shall be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Issuing and Paying Agent, duly executed by the Registered Holder hereof or its attorney duly authorized in writing. Subject to the conditions stated herein, the Issuing and Paying Agent shall register the transfer of this Note and complete, countersign and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations having the same aggregate principal amount and the same terms and provisions as set forth herein; PROVIDED, HOWEVER, that the Issuing and Paying Agent shall not be required to register the transfer of this Note or any portion hereof that has been called for redemption or repayment during the period beginning at the opening of business fifteen (15) calendar days before the day of mailing of a notice of such redemption or repayment and ending at the close of business on the day of such mailing. If this Note is presented for transfer other than between a Regular Record Date and a corresponding Interest Payment Date, the new Note shall be dated as of the last Interest Payment Date. If this Note is presented for transfer between a Regular Record Date and a corresponding Interest Payment Date, the new Note shall be dated as of such Interest Payment Date. If this Note is presented for transfer on an Interest Payment Date, the new Note shall be dated as of such Interest Payment Date. If no interest has been paid on this Note, the Note to be issued upon transfer shall be dated as of the date of this Note. If interest is overdue on this Note, the Note to be issued upon transfer shall be dated as of the last Interest Payment Date to which interest has been paid or duly provided for.

               In connection with any registration of transfer of this Note, the Company and the Issuing and Paying Agent may require payment by the Registered Holder hereof of a sum sufficient to cover any applicable tax or other governmental charge.

               The Company and the Issuing and Paying Agent may deem and treat the Registered Holder hereof as the absolute owner of this Note for the purpose of receiving payments of the principal of and premium, if any, and interest on this Note and for all other purposes whatsoever, whether or not this Note shall be overdue, and neither the Company nor the Issuing and Paying Agent, except as provided herein, shall be affected by notice to the contrary.

               In case this Note shall become mutilated, destroyed, lost or stolen, the Company in its discretion may, upon the written request of the Registered Holder hereof, execute and, upon the Company's request, the Issuing and Paying Agent shall complete, countersign and deliver a new Note, having identical terms and provisions and a serial number not then outstanding, payable in the same principal amount, of like tenor, dated the same date in exchange and in substitution for the mutilated Note or in lieu of and in substitution for the Note destroyed, lost or stolen. In each such case, the applicant for a substituted Note shall furnish to the Company and the Issuing and Paying

                                      C-14

Agent such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Issuing and Paying Agent evidence to their satisfaction of the destruction, loss or theft of this Note and of the ownership hereof. The Issuing and Paying Agent is authorized to complete and countersign any such substituted Note and deliver the same upon written request or authorization of any authorized representative of the Company or person designated in writing to issue instructions by such authorized representative of the Company. Upon the issuance of any substituted Note, the Company and the Issuing and Paying Agent may require the payment by the Registered Holder hereof of a sum sufficient to cover any fees and expenses connected therewith. In case this Note shall become mutilated or be destroyed, lost or stolen, after the Stated Maturity Date hereof or within 30 calendar days of the redemption or any Maturity Date hereof, the Company may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender hereof except in the case of a mutilated Note) upon compliance by the Registered Holder hereof with the provisions herein. The Issuing and Paying Agent shall record on the Note Register the cancellation of any original Notes (whether or not physically surrendered to the Issuing and Paying Agent) and the reissue of Notes in substitution therefor due to mutilation, destruction, loss or theft.

               So long as this Note is outstanding, the Company will not create or assume, or permit to exist, any mortgage, lien or encumbrance on, pledge of, or other security interest (collectively, a "Mortgage"), in any property or assets of any kind (real or personal, tangible or intangible) of the Company to secure any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed by the Company ("Debt"), without at the same time securing this Note equally and ratably with such Debt; PROVIDED, HOWEVER, that this covenant shall not apply to:

               (a) Mortgages created to secure all or part of the purchase price of any property (or to secure a loan made to enable the Company or any subsidiary to acquire the property described in such Mortgage), PROVIDED that such Mortgage shall extend only to the property so acquired, fixed improvements thereon, replacements thereof and the income and profits therefrom;

               (b) Mortgages on property to secure (in the case of property which is, in the opinion of the Board of Directors, substantially unimproved for the use intended by the Company) all or part of the cost of improvement thereof, or to secure Debt incurred to provide funds for any such purpose;

               (c) Mortgages which secure only indebtedness owing by the Company to one or more subsidiaries of the Company;

               (d) Mortgages on the property of any corporation or other entity existing at the time such corporation or other entity becomes a subsidiary of the Company;

               (e) Mortgages on any property to secure Debt or other indebtedness incurred in connection with the construction, installation or financing of pollution control or abatement facilities or other forms of industrial revenue bond financing or Debt issued or guaranteed

                                      C-15

        by the United States of America, any State, municipality, political subdivision or any department, agency or instrumentality of any of them; or

               (f) Any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Mortgage referred to in the foregoing clauses (a) through (e) or of any Debt secured thereby, provided that the principal amount of Debt so secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement Mortgage shall be limited to all or part of substantially the same property which secured the Mortgage extended, renewed or replaced (plus improvements on such property).

               Notwithstanding the foregoing provisions, the Company may issue Debt secured by Mortgages which would otherwise be subject to the foregoing restrictions in an aggregate principal amount which, together with the aggregate outstanding principal amount of all other Debt of the Company which would otherwise be subject to the foregoing restrictions (not including Debt permitted to be secured under clauses (a) through (f)), does not at the time of issuance exceed 20% of the stockholders' equity in the Company and its consolidated subsidiary companies as shown in the latest audited consolidated balance sheet of the Company.

               The following types of transactions, among others, shall not be deemed to create Debt secured by Mortgages:

               (1) The sale or other transfer of natural gas or other petroleum hydrocarbons in place for a period of time until, or in an amount such that, the transferee will realize therefrom a specified amount (however determined) of money or such natural gas or other petroleum hydrocarbons, or the sale or other transfer of any other interest in property of the character commonly referred to as a production payment or as an overriding royalty, and

               (2) Mortgages required by any contract or statute in order to permit the Company or a subsidiary of the Company to perform any contract or subcontract made by it with or at the request of the United States of America, any State, municipality, political subdivision or any department, agency or instrumentality of any of them, or to secure partial, progress, advance or any other payments to the Company or any subsidiary by the United States of America, any State, municipality, political subdivision or any department, agency or instrumentality of any of them pursuant to the provisions of any contract or statute.

               So long as this Note remains outstanding, the Company shall not consolidate with or merge with or into, or transfer all or substantially all of its assets to, any person unless (A) either the Company shall be the resulting or surviving entity or the resulting or surviving entity is a corporation organized and existing under the laws of the United States of America, a state thereof or the District of Columbia that expressly assumes all the obligations of the Company under the Notes (in which case all such obligations of the Company under the Notes shall terminate upon the assumption of such obligations by such successor) and (B) immediately before and immediately after giving effect to such transaction (and treating any indebtedness which becomes an obligation of the resulting or surviving entity as a result of such transaction as having been incurred by the resulting or surviving

                                      C-16

entity at the time of such transaction) no event shall have occurred and be continuing which with the passing of time or the giving of notice or both would allow the Registered Holder of any Note to accelerate the maturity of such Note.

               The Registered Holder of this Note may, by notice in writing to the Company, accelerate the maturity of this Note upon the occurrence of one or more of the following events:

               (i) default in the payment of any interest upon any of the Notes as and when the same shall become due and payable and continuance of such default for a period of 30 calendar days; or

               (ii) default in the payment of the principal of or premium, if any, on any of the Notes as and when the same becomes due and payable either at maturity or otherwise; or

               (iii) a decree or order by a court having jurisdiction shall have been entered adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company under the Bankruptcy Code (Title 11, U.S. Code) or any other similar applicable Federal or state law, and such decree or order shall have continued undischarged and unstayed for a period of 60 calendar days; or a decree or order of a court having jurisdiction for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 60 calendar days; or

               (iv) the Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against the Company, or shall file a petition or answer or consent seeking reorganization under the Bankruptcy Code (Title 11, U.S.
        Code) or any other similar applicable Federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

               (v) the Company shall fail to perform or observe any other term, covenant or agreement contained in this Note to be performed or observed by it and any such failure shall continue and remain unremedied for at least 30 calendar days after written notice, specifying such failure and requesting the Company to remedy such failure, shall have been received by the Company from the Registered Holders of at least 25% in aggregate principal amount of the Notes outstanding affected thereby; or

               (vi) the Company shall default in the payment when due (subject to any applicable grace period), whether at stated maturity or otherwise, of any principal of or interest on (howsoever designated) any indebtedness for borrowed money of, or guaranteed by, the Company in the aggregate principal amount of $10 million or more, whether such indebtedness now exists or shall hereafter be created, which default shall result in such

                                      C-17

        indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable; PROVIDED, HOWEVER, that if any such acceleration shall subsequently be rescinded or annulled (including through the discharge of the accelerated indebtedness) prior to the obtaining of any judgment or decree for the payment of any money due on this Note or the actual payment of money due on this Note, any acceleration of this Note consequent solely on such other acceleration shall likewise be deemed rescinded or annulled without further action on the part of the Registered Holder.

               Upon the occurrence of any event described above, the Company shall promptly instruct the Issuing and Paying Agent in writing to notify the Registered Holder of this Note as to such occurrence. In addition, the Company will, within five calendar days after the occurrence thereof, instruct the Issuing and Paying Agent in writing to promptly notify the Registered Holders of Notes in writing as to any event which after notice or lapse of time or both would become an event of default pursuant to paragraph (E) above ("default"). Upon receipt of any such written instruction in respect of the occurrence of any such event of default or default, the Issuing and Paying Agent will promptly mail to all Registered Holders of Notes such written notice of such event of default, unless in the case of any such default the Company shall have notified the Issuing and Paying Agent in writing that such default shall have been cured before the mailing of such written notice by the Issuing and Paying Agent.

               All notices to the Company under this Note shall be in writing and addressed to the Company at 2 West Sixth Street, Tulsa, Oklahoma, 74119,
Attention: Treasurer or to such other address as the Company may notify the Registered Holder of this Note.

               Any action by the Registered Holder of this Note shall bind all future Registered Holders of this Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Company or the Issuing and Paying Agent in pursuance of such action.

               Any moneys paid by the Company to the Issuing and Paying Agent for the payment of the principal of, or interest or premium, if any, on any Notes, and remaining unclaimed at the end of 90 calendar days after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or upon repayment or otherwise), shall then be repaid to the Company by the Issuing and Paying Agent and upon such repayment all liability of the Issuing and Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation which the Company may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

               No provision of this Note or of the Issuing and Paying Agency Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the manner and the coin or currency, herein prescribed.

               The Issuing and Paying Agency Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and performed in

                                      C-18

Texas and this Note shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments entered into and performed in New York.

               All terms not otherwise defined herein which are defined in the Issuing and Paying Agency Agreement shall have the meanings assigned to them in the Issuing and Paying Agency Agreement.

                        PRESENTATION OF NOTES FOR PAYMENT

PRESENTATION OF NOTES AT MATURITY OR UPON REDEMPTION

               The principal amount of, and premium, if any, and interest on this Note due at maturity, or upon earlier redemption hereof, will be paid against presentation of this Note by the Registered Holder hereof at the offices of the Issuing and Paying Agent at:

               Central and South West Services, Inc.
               1616 Woodall Rodgers Freeway
               Dallas, TX 75202
               Attention: Investor Relations

               The Registered Holder shall not be entitled to receive such payment in immediately available funds unless the following conditions are met:

        (1) the Registered Holder has provided in writing wire or Automated Clearinghouse ("ACH") transfer instructions to the Issuing and Paying Agent at the address specified above or by telecopy at
               (214) 754-1223;

        (2) the wire or ACH instructions are received by the Issuing and Paying Agent no later than the second Business Day prior to the date any such payment is due; and

        (3) the bank specified to receive such transfer has appropriate facilities therefor.

PRESENTATION OF NOTES FOR HOLDER'S OPTIONAL REPAYMENT

               This Note must be presented to the Issuing and Paying Agent at its address set forth above not less than 30 nor more than 60 calendar days prior to the Holder's Optional Repayment Date, if any, specified on the face hereof with the "Option to Elect Repayment" form below duly completed. The Registered Holder may receive payment for this Note in immediately available funds PROVIDED that the conditions set forth above have been satisfied.

ALTERNATE MANNER FOR DELIVERING NOTES

               The Registered Holder hereof may deliver this Note to IBJ Schroder Bank & Trust Company (the "Drop Agent") (or at such other office or agency of the Company as the Company

                                      C-19

shall designate in writing to the Registered Holder of this Note) for forwarding to the Issuing and Paying Agent at the address of the Drop Agent set forth below:

                      IBJ Schroder Bank & Trust Company
                      One State Street
                      New York, NY 10004
                      Attention: Securities Transfer Department

               To provide for timely presentation of this Note to the Issuing and Paying Agent, a Registered Holder must deliver this Note to the Drop Agent no later than 12:00 noon (New York City time), two Business Days prior to the date it must be received by the Issuing and Paying Agent. Payment on this Note, if subsequently presented to the Drop Agent, will be made on the second Business Day following the Drop Agent's receipt of this Note. For purposes of the preceding sentence, receipt of this Note by the Drop Agent later than 12:00 noon (New York City time) on any Business Day will be treated as receipt on the following Business Day.

THE DROP AGENT IS NOT A PAYING AGENT FOR THIS NOTE AND ITS SOLE RESPONSIBILITY SHALL BE TO FORWARD THIS NOTE TO THE ISSUING AND PAYING AGENT. THIS NOTE MUST BE RECEIVED BY THE ISSUING AND PAYING AGENT BEFORE ANY PAYMENT HEREON WILL BE MADE. WHETHER OR NOT THIS NOTE IS DELIVERED TO THE DROP AGENT AT THE TIMES SPECIFIED ABOVE, NEITHER THE ISSUING AND PAYING AGENT NOR THE DROP AGENT SHALL BE LIABLE UNDER ANY CIRCUMSTANCES FOR ANY UNTIMELY PRESENTATION OF THIS NOTE TO THE ISSUING AND PAYING AGENT.


                                  ABBREVIATIONS

               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

               TEN COM--as tenants in common

               UNIF GIFT MIN ACT--..............Custodian............

                     Under Uniform Gifts to Minors Act
                     .................................

               TEN ENT--as tenants by the entireties
               JT TEN--as joint tenants with right of survivorship
                         and not as tenants in common

               Additional abbreviations may also be used though not in the above list.

                                      C-20

                            OPTION TO ELECT REPAYMENT

               The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon payable to the repayment date, to the undersigned, at

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
(Please print or typewrite name and address of the undersigned)

               If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the undersigned elects to have repaid and specify the denomination or denominations (which shall be $150,000 or an integral multiple of $1,000 in excess of $150,000) of the Notes to be issued to the undersigned for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

Principal amount to be repaid:              $________________________
(if less than the entire principal
amount hereof)


                                       No. of Notes             Denomination(s)

Reissuance Instructions:                                        $
  (if needed)


Date ______________________                        _____________________________
                                                   NOTICE: The signature on this
                                                   Option to Elect Repayment
                                                   must correspond with the name
                                                   as written upon the face of
                                                   this Note in every
                                                   particular, without
                                                   alteration or enlargement or
                                                   any change whatsoever.

                                      C-21

                             CERTIFICATE OF TRANSFER

(NOT REQUIRED FOR RESALES OR OTHER TRANSFERS TO THE COMPANY OR ANY OF ITS AFFILIATES OR A PLACEMENT AGENT OR RESALES OR OTHER TRANSFERS BY, THROUGH, OR IN A TRANSACTION APPROVED BY, A PLACEMENT AGENT)

               FOR VALUE RECEIVED, the undersigned Registered Holder hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE

______________________________________________

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of Assignee)

the accompanying Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

               In connection with any resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Issuing and Paying Agency Agreement referred to therein (other than a resale or other transfer made (i) to the Company or any of its affiliates or (ii) to, by, through, or in a transaction approved by, one of the Placement Agents referred to in such legend), the undersigned confirms that without utilizing any general solicitation or general advertising:

                                          [Check one]

[ ] (a) This Note is being transferred by the undersigned to a "qualified institutional buyer" as defined in Rule 144A promulgated under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A promulgated thereunder.

                                       OR

[ ] (b) This Note is being transferred by the undersigned in an "Offshore Transaction" as defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

                                      C-22

                                       OR

[ ] (c) This Note is being transferred by the undersigned to an institutional investor that is an "Accredited investor" as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended, and that the undersigned has been advised by the undersigned prospective purchaser that it intends to hold such Note for investment and not for distribution, subject to any requirement of law that the disposition of the undersigned's property shall at all times be and remain within its control.

If none of the foregoing boxes are checked, then, so long as the accompanying Note shall bear a legend on its face restricting resales and other transfers thereof (except in the case of a resale or other transfer made (i) to the Company or any of its affiliates or (ii) to, by, through, or in a transaction approved by, one of the Placement Agents referred to in such legend), the Issuing and Paying Agent shall not register this Note in the name of any person other than the Registered Holder of this Note unless and until the conditions to any such registration of transfer set forth in this Note, on the face hereof and in Section 14 of the Issuing and Paying Agency Agreement shall have been satisfied.

Dated: ____________________                        _____________________________
                                                   NOTICE: The signature of the
                                                   Registered Holder to this
                                                   assignment must correspond
                                                   with the name as written upon
                                                   the face of the within Note
                                                   in every particular, without
                                                   alteration or enlargement or
                                                   any change whatsoever.

TO BE COMPLETED BY PURCHASER
IF (a) ABOVE IS CHECKED:

               The undersigned represents and warrants that (i) it is a "qualified institutional buyer" as defined in Rule 144A promulgated under the Securities Act of 1933, as amended, and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned by one of its executive officers, and (iii) it is aware that the Registered Holder of this
Note is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ____________________                        _____________________________
                                                   NOTICE:  To be executed by an
                                                   executive officer.

                                      C-23

TO BE COMPLETED BY PURCHASER
IF (c) ABOVE IS CHECKED:

               The undersigned represents and warrants that it is an institutional investor that is an "Accredited Investor" as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned by one of its executive officers. The undersigned undertakes to hold this Note for investment and not for distribution, subject to any requirement of law that the disposition of the undersigned's property shall at all times be and remain within its control.

Dated: ____________________                        _____________________________
                                                   NOTICE:  To be executed by an
                                                   executive officer.

               Inquiries concerning the transfer of Notes or this Certificate of Transfer should be directed to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch World Headquarters, World Financial Center, North Tower, New York, New York 10281-1307, telephone (212) 449-4534, attention: Mr. Chris Carmody; or to Treasurer, Transok, Inc., 2 West Sixth Street, P.O. Box 3008, Tulsa, Oklahoma 74101, telephone (918) 583-1121; or to John F. Parell, Director, The First Boston Corporation, Park Avenue Plaza, 55 East 52nd Street, New York, N.Y. 10055, telephone (212) 909-2000; or to Smith Barney, Harris Upham & Co. Incorporated, 1345 Avenue of the Americas, New York, N.Y. 10105, telephone (212) 698-3950, Attention: Manager-Capital Transactions.

                                      C-24

                                                                       Exhibit D

                                  TRANSOK, INC.

Central and South West
    Services, Inc.
1616 Woodall Rodgers Freeway
Dallas, TX 75202
Attention:     Investor Relations

                        Re: Issuance of Medium-Term Notes

                            Certificate of Authority
               and Specimen Signature(s) for ____________________,
             Authorized Representative[s] for the Medium-Term Notes

               This certificate of authority is provided to you pursuant to
Section 3 of the Issuing and Paying Agency Agreement, dated March 30, 1992 (the "Issuing and Paying Agency Agreement") between Transok, Inc. (the "Company") and you, as Issuing and Paying Agent.

               I, [Name], Secretary of the Company, do hereby certify that the person[s] designated below [is] [are] the duly elected, qualified and acting officer[s] of the Company or the duly authorized agent of the Company as indicated opposite [his] [her] [their] name[s];

        NAME                        OFFICE HELD                  SIGNATURE
        ----                        -----------                  ---------


               As such officer[s] or agent[s], [this] [these] person[s] shall serve as the [sole] Authorized Representative[s] authorized to sign the Medium Term Notes and [act as and] designate Instructing Representatives; and that the signature appearing above is [his] [her] [their] genuine signature[s] for your records.

               IN WITNESS WHEREOF, I have hereunto signed my name this [____] day of [_________________], 19[___].


                                ______________________________________
                                By:    [Name]
                                Title: Secretary

Attest:

_________________________________
By:
Title:

                                       D-1

                                                                  Exhibit E
                                                                  to Issuing and
                                                                  Paying Agency
                                                                  Agreement

                        Presentation of Notes for Payment


PRESENTATION OF NOTES AT MATURITY OR UPON REDEMPTION

               The principal amount of, and premium, if any, and interest on each Note which is due at maturity, or upon earlier redemption thereof, will be paid against presentation of the Note by the Registered Holder thereof at the offices of the Issuing and Paying Agent at:

                      Central and South West Services, Inc.
                      1616 Woodall Rodgers Freeway
                      Dallas, TX 75202
                      Attention: Investor Relations

               A Registered Holder who has presented a Note for payment shall not be entitled to receive such payment in immediately available funds unless the following conditions are met:

               (1) the Registered Holder has provided in writing wire or Automated Clearinghouse ("ACH") transfer instructions to the Issuing and Paying Agent at the address specified above or by telecopy at (214) 754-1223;

               (2) the wire or ACH instructions are received by the Issuing and Paying Agent no later than the second Business Day prior to the date any such payment is due; and

               (3) the bank specified to receive such transfer has appropriate facilities therefor.

PRESENTATION OF NOTES FOR HOLDER'S OPTIONAL REPAYMENT

               Notes which are to be presented for payment on any Holder's Optional Repayment Date must be presented to the Issuing and Paying Agent at its address set forth above not less than 30 nor more than 60 calendar days prior to such Holder's Optional Repayment Date. A Registered Holder may receive payment for such Notes in immediately available funds PROVIDED, that the conditions set forth above have been satisfied.

                                       E-1

ALTERNATE MANNER FOR DELIVERING NOTES

               A Registered Holder may deliver a Note to IBJ Schroder Bank & Trust Company (the "Drop Agent") (or at such other office or agency of the Company as the Company shall designate in writing to the Registered Holders of the Notes) for forwarding to the Issuing and Paying Agent at the address of the Drop Agent set forth below:

               IBJ Schroder Bank & Trust Company
               One State Street
               New York, NY 10004
               Attention: Securities Transfer Department

               To provide for timely presentation of a Note to the Issuing and Paying Agent, a Registered Holder must deliver a Note to the Drop Agent no later than 12:00 noon (New York City time), two Business Days prior to the date payment on such Note is to be made. Payment on any Note subsequently presented to the Drop Agent will be made on the second Business Day following the Drop Agent's receipt of such Note. For the purposes of the preceding sentence, any Note received by the Drop Agent later than 12:00 noon (New York City time) on any Business Day will be treated as having been received on the following Business Day.


THE DROP AGENT IS NOT A PAYING AGENT FOR THE NOTES AND ITS SOLE RESPONSIBILITY SHALL BE TO FORWARD NOTES TO THE ISSUING AND PAYING AGENT. NOTES MUST BE RECEIVED BY THE ISSUING AND PAYING AGENT BEFORE ANY PAYMENT THEREON WILL BE MADE. WHETHER OR NOT NOTES ARE DELIVERED TO THE DROP AGENT AT THE TIMES SPECIFIED ABOVE, NEITHER THE ISSUING AND PAYING AGENT NOR THE DROP AGENT SHALL BE LIABLE UNDER ANY CIRCUMSTANCES FOR ANY UNTIMELY PRESENTATION OF A NOTE TO THE ISSUING AND PAYING AGENT.

                                       E-2